NOTE TRUST DEED
-------------------------------------------------------------------



PERPETUAL TRUSTEES CONSOLIDATED LIMITED
(Trustee)

CRUSADE MANAGEMENT LIMITED
(Manager)

WILMINGTON TRUST COMPANY
(Note Trustee)

BANKERS TRUST COMPANY
(Principal Paying Agent)

BANKERS TRUST COMPANY
(Calculation Agent)

P.T. LIMITED
(Security Trustee)











ALLEN ALLEN & HEMSLEY
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61 29230 4000
Fax  61 29230 5333



(C) Copyright Allen Allen & Hemsley 2001

NOTE TRUST DEED                                          ALLEN ALLEN & HEMSLEY
-------------------------------------------------------------------------------


CROSS REFERENCE TABLE1
--------------------------------------------   --------------------------------
TRUST INDENTURE ACT SECTION                         CLAUSE
--------------------------------------------   --------------------------------
310      (a)(1)                                     23.6
         (a)(2)                                     23.1(d)
         (a)(3)                                     23.6
         (a)(4)                                     22.2(b)
         (a)(5)                                     NA2
         (b)                                        23.6
         (c)                                        23.6, 23.1
                                                    NA
--------------------------------------------------- ---------------------------
311      (a)                                        13.1
         (b)                                        13.1
         (c)                                        NA
-------------------------------------------------- -----------------------------
312      (a)                                        35.1, 35.2(a)
         (b)                                        35.2(b)
         (c)                                        35.2(c)
--------------------------------------------------- ----------------------------
313      (a)                                        35.3
         (b)(1)                                     35.3
         (b)(2)                                     NA
         (c)                                        35.4
         (d)                                        35.3
--------------------------------------------------- ----------------------------
314      (a)(1)                                     35.5
         (a)(2)                                     35.5
         (a)(3)                                     35.5
         (a)(4)                                     11.1(j)
         (b)                                        11.1(k)
         (c)                                        36.1(a)
         (d)                                        36.1(b)
         (e)                                        36.1(c)
         (f)                                        36.1(a)
--------------------------------------------------- ----------------------------
315      (a)                                        13.2(b)
         (b)                                        13.4
         (c)                                        13.2(a)
         (d)                                        13.2(c), (d)
         (e)                                        36.2
--------------------------------------------------- ----------------------------
316      (a)(1)                                     36.3
         (a)(2)                                     NA
         (b)                                        36.4
--------------------------------------------------- ----------------------------
317      (a)(1)                                     6.1
         (a)(2)                                     NA
         (b)                                        2.5
--------------------------------------------------- ----------------------------
318      (a)                                        36.5
--------------------------------------------------- ----------------------------



--------------------------------------------------------------------------------

                                                                          Page i

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

         NOTES:
1. This Cross Reference Table shall not, for any purpose, be deemed to be part of this deed.

2.       NA means not applicable.














--------------------------------------------------------------------------------
                                                                         PAGE ii


NOTE TRUST DEED                                                                  ALLEN ALLEN & HEMSLEY
------------------------------------------------------------------------------------------------------

TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                                         2

         1.1        Definitions and Interpretation                                              2


         1.2        Definitions in Master Trust Deed, Supplementary Terms Notice and
                    Conditions                                                                  4
         1.3        Incorporation by reference                                                  4
         1.4        Interpretation                                                              5
         1.5        Determination, statement and certificate sufficient evidence                5
         1.6        Document or agreement                                                       5
         1.7        Transaction Document                                                        5
         1.8        Trustee as trustee                                                          5
         1.9        Knowledge of Trustee                                                        6
         1.10       Knowledge of the Note Trustee                                               6
         1.11       Appointment of the Note Trustee                                             6
         1.12       Obligations of the Trustee                                                  6
         1.13       Opinion of Counsel                                                          7

2.       PAYMENTS ON NOTES                                                                      7
         2.1        Principal amount                                                            7
         2.2        Covenant to repay                                                           7
         2.3        Deemed payment                                                              8
         2.4        Following Event of Default                                                  8
         2.5        Requirements of Paying Agent                                                9
         2.6        Certification                                                               9
         2.7        Determinations                                                             10

3.       FORM OF, ISSUE OF AND DUTIES AND TAXES ON, NOTES                                      10
         3.1        Issue of Book-Entry Notes                                                  10
         3.2        Form of Book-Entry Notes                                                   10
         3.3        Definitive Notes                                                           12
         3.4        Stamp and Other Taxes                                                      13
         3.5        Indemnity for non-issue                                                    13
         3.6        Note Register and Note Registrar                                           13
-----------------------------------------------------------------------------------------------------
                                                                                               PAGE i


NOTE TRUST DEED                                                                  ALLEN ALLEN & HEMSLEY
------------------------------------------------------------------------------------------------------

4.       COVENANT OF COMPLIANCE                                                                14

5.       CANCELLATION OF US$ NOTES                                                             15
         5.1        Cancellation                                                               15
         5.2        Records                                                                    15

6.       ENFORCEMENT                                                                           15
         6.1        Actions following Event of Default                                         15
         6.2        Evidence of default                                                        16
         6.3        Overdue interest                                                           16
         6.4        Restrictions on enforcement                                                16
         6.5        Action by Noteholders                                                      16

7.       PROCEEDINGS                                                                           17
         7.1        Acting only on direction                                                   17
         7.2        Security Trustee acting                                                    17
         7.3        Note Trustee alone entitled to act                                         18
         7.4        Available amounts                                                          18
         7.5        No obligation to ensure compliance                                         18
         7.6        Conflict of interests                                                      18

8.       NOTICE OF PAYMENT                                                                     19

9.       INVESTMENT BY NOTE TRUSTEE                                                            19

10.      PARTIAL PAYMENTS                                                                      19

11.      COVENANTS BY THE TRUSTEE AND MANAGER                                                  20

12.      REMUNERATION OF NOTE TRUSTEE                                                          22
         12.1       Fee                                                                        22
         12.2       Additional Remuneration                                                    22
         12.3       Costs, expenses                                                            23
         12.4       Overdue rate                                                               23
         12.5       Continuing obligation                                                      23

------------------------------------------------------------------------------------------------------
                                                                                              PAGE ii


NOTE TRUST DEED                                                                 ALLEN ALLEN & HEMSLEY
------------------------------------------------------------------------------------------------------


13.      NOTE TRUSTEE                                                                          24
         13.1       Preferential Collection of Claims Against Trustee                          24
         13.2       Duties of Note Trustee                                                     24
         13.3       Obligations of Note Trustee                                                25
         13.4       Notice of Defaults                                                         25
         13.5       Rights of Note Trustee                                                     25

14.      NOTE TRUSTEE'S LIABILITY                                                              33

15.      DELEGATION BY NOTE TRUSTEE                                                            33

16.      EMPLOYMENT OF AGENT BY NOTE TRUSTEE                                                   33

17.      NOTE TRUSTEE CONTRACTING WITH TRUSTEE                                                 34

18.      WAIVER                                                                                35

19.      AMENDMENT                                                                             35
         19.1       Approval                                                                   35
         19.2       Resolution of US$ Noteholders                                              36
         19.3       Distribution of amendments                                                 36
         19.4       Amendments binding                                                         36
         19.5       Conformity with TIA                                                        36

20.      US$ NOTEHOLDERS                                                                       37
         20.1       Absolute Owner                                                             37
         20.2       Clearing Agency Certificate                                                38

21.      CURRENCY INDEMNITY                                                                    38

22.      NEW NOTE TRUSTEES                                                                     39
         22.1       Appointment by Trustee                                                     39
         22.2       Appointment by Note Trustee                                                39
         22.3       Notice                                                                     40

23.      NOTE TRUSTEE'S RETIREMENT AND REMOVAL                                                 40
         23.1       Removal by Trustee                                                         40

-----------------------------------------------------------------------------------------------------
                                                                                             PAGE iii


NOTE TRUST DEED                                                                 ALLEN ALLEN & HEMSLEY
------------------------------------------------------------------------------------------------------

         23.2       Removal by US$ Noteholders                                                 41
         23.3       Resignation                                                                41
         23.4       Rating Agencies approval                                                   41
         23.5       Trust Corporation                                                          41
         23.6       Successor to Note Trustee                                                  42
         23.7       Eligibility; Disqualification                                              42

24.      NOTE TRUSTEE'S POWERS ADDITIONAL                                                      43

25.      SEVERABILITY OF PROVISIONS                                                            43

26.      NOTICES                                                                               43
         26.1       General                                                                    43
         26.2       Details                                                                    44

27.      GOVERNING LAW AND JURISDICTION                                                        45

28.      COUNTERPARTS                                                                          45

29.      LIMITED RECOURSE                                                                      45
         29.1       General                                                                    45
         29.2       Liability of Trustee limited to its right to indemnity                     45
         29.3       Unrestricted remedies                                                      46
         29.4       Restricted remedies                                                        47

30.      SUCCESSOR TRUSTEE                                                                     47

31.      REIMBURSEMENT FOR THE COST OF INDEPENDENT ADVICE                                      47

32.      NO LIABILITY                                                                          48

33.      INFORMATION MEMORANDUM                                                                48

34.      NOTE TRUSTEE'S LIMITED LIABILITY                                                      48
         34.1       Reliance on certificate                                                    48
         34.2       Note Trustee's reliance on Manager, Security Trustee, Trustee or
                    Servicer                                                                   49

-----------------------------------------------------------------------------------------------------
                                                                                               PAGE iv



NOTE TRUST DEED                                                                  ALLEN ALLEN & HEMSLEY
------------------------------------------------------------------------------------------------------

         34.3       Compliance with laws                                                       49
         34.4       Reliance on experts                                                        50
         34.5       Oversights of others                                                       50
         34.6       Powers, authorities and discretions                                        50
         34.7       Impossibility or impracticability                                          50
         34.8       Legal and other proceedings                                                50
         34.9       No liability except for negligence etc.                                    51
         34.10      Further limitations on Note Trustee's liability                            52
         34.11      Conflicts                                                                  53
         34.12      Information                                                                53
         34.13      Investigation by Note Trustee                                              54

35.      NOTEHOLDERS' LISTS AND REPORTS                                                        54
         35.1       Provision of information                                                   54
         35.2       Preservation of Information; Communications to Noteholders                 54
         35.3       Reports by Note Trustee                                                    54
         35.4       Notices to US$ Noteholders; Waiver                                         55
         35.5       Reports by Trustee                                                         55

36.      TRUST INDENTURE ACT - MISCELLANEOUS                                                   56
         36.1       Compliance Certificates and Opinions, etc                                  56
         36.2       Undertaking for Costs                                                      58
         36.3       Exclusion of section 316                                                   58
         36.4       Unconditional Rights of US$ Noteholders to Receive Principal and
                    Interest                                                                   58
         36.5       Conflict with Trust Indenture Act                                          59

37.      CONSENT OF US$ NOTEHOLDERS                                                            59
         37.1       General                                                                    59
         37.2       Special Written Approvals                                                  59
         37.3       Requirement for writing                                                    60

SCHEDULE 1                                                                                     64
         Form Book-Entry Note                                                                  64
         Assignment                                                                            68

------------------------------------------------------------------------------------------------------
                                                                                                PAGE v


NOTE TRUST DEED                                                                  ALLEN ALLEN & HEMSLEY
------------------------------------------------------------------------------------------------------

SCHEDULE 2                                                                                     69
         Information to be contained in Noteholder's Report                                    69

SCHEDULE 3 : TERMS AND CONDITIONS OF THE US$ NOTES                                             70








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                                                                                               PAGE vi

NOTE TRUST DEED                                          ALLEN ALLEN & HEMSLEY
-------------------------------------------------------------------------------
DATE                                      2001

-------------


PARTIES
-------------

          1. PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) incorporated in Victoria of Level 3, 39 Hunter Street, Sydney, New South Wales 2000 in its capacity as trustee of the Crusade Global Trust No. 1 of 2001 (the TRUSTEE);

          2. CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) incorporated in the Australian Capital Territory of 4-16 Montgomery Street, Kogarah, New South Wales 2217 as Manager of the Crusade Euro Trust No. 2 of 1998 (the MANAGER);

          3. CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) incorporated in the Australian Capital Territory of 4-16 Montgomery Street, Kogarah, New South Wales 2217 as Manager of the Crusade Global Trust No. 1 of 2001 (the MANAGER);

          4. WILMINGTON TRUST COMPANY acting through its office at Rodney Square North, 1100 Market Street, Wilmington, Delaware 19890-0001, (the NOTE TRUSTEE), which expression shall, wherever the context requires, include any other person or company for the time being a trustee under this deed or trustees of this deed);

          5. BANKERS TRUST COMPANY acting through its office at 123 Washington Street, New York, New York 10006, (the PRINCIPAL PAYING AGENT), which expression shall wherever the context requires, include any successor principal paying agent from time to time appointed under the Agency Agreement.

          6. BANKERS TRUST COMPANY acting through its office at 123 Washington Street, New York, New York 10006 (the CALCULATION AGENT), which expression shall wherever the context requires, include any successor calculation agent from time to time appointed under the Agency Agreement.

          7. P.T. LIMITED (ABN 67 004 454 666) of Level 7, 39 Hunter Street, Sydney, NSW 2000 (the SECURITY TRUSTEE)

RECITALS
---------

          A The Trustee has resolved at the direction of the Manager to issue US$898,000,000 of mortgage backed pass through floating rate notes comprising US$180,000,000 Class A-1 Notes due January 2032 , US$718,000,000 Class A-2 Notes due January 2032 (together the US$ NOTES) and A$239,900,000 of mortgage backed pass through floating rate notes comprising A$200,000,000 Class A-3 Notes due January 2032, A$35,200,000 Class B Notes due January 2032 and A$4,700,000 Class C Notes due January


-------------------------------------------------------------------------------
                                                                          PAGE 1

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                2032 (together the A$ NOTES). The US$ Notes are to be constituted and secured in the manner provided in this deed and the other Transaction Documents.


          B The Note Trustee has agreed to act as trustee for the US$ Noteholders under this Deed.
--------------------------------------------------------------------------------

IT IS AGREED as follows.

          1.    DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

          1.1   DEFINITIONS AND INTERPRETATION

                The following definitions apply unless the context requires otherwise.

                US$ NOTE OWNER means, with respect to a Book-Entry Note, the person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of the person maintaining an account with such Clearing Agency (directly as Clearing Agency Participant or as an indirect participant) in each case in accordance with the rules of such Clearing Agency.

                CLEARING AGENCY PARTICIPANT means a broker, dealer, bank, other financial institution or other person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                CORPORATE TRUST OFFICE means the principal office of the Note Trustee at which at any particular time its corporate trust business is administered, which at the date of the execution of this deed is Rodney Square North, 1100 Market Street, Wilmington, Delaware 19890-0001, America or at such other address as the Note Trustee may designate by notice to the Manager, Noteholders and the Trustee or the principal corporate trust office of any successor Note Trustee.

                EVENT OF DEFAULT means, in respect of a US$ Note, any of the events described in Condition 9.

                EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended [MBP TO CONFIRM].

                INDEPENDENT means, in relation to a person, that the person:

                (a) is independent of the Trustee, the Manager, the Servicer, any Approved Seller and any of their Associates;

                (b) does not have any direct financial interest or any material indirect financial interest (other than less than 5% of the outstanding amount of any publicly traded security) in any person referred to in paragraph (a); and


--------------------------------------------------------------------------------
                                                                          PAGE 2

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (c) is not an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions of any person referred to in paragraph (a).

                INDEPENDENT CERTIFICATE means, in relation to any person, a certificate or opinion from that person where that person must be Independent, which opinion or certificate states that the signer has read the definition of INDEPENDENT in this deed and that the signer is Independent within the meaning of that definition.

                MASTER TRUST DEED means the Master Trust Deed dated 14 March 1998 between the Trustee, St.George Bank Limited and the Manager.

                NOTE DEPOSITORY AGREEMENT means the agreement among the Trustee, the Principal Paying Agent and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Notes, as the same may be amended or supplemented from time to time.

                NOTEHOLDERS REPORT means the report to be delivered by the Manager, on behalf of the Trustee, in accordance with clause 11(l)(i) containing the information set out in Schedule 2.

                OFFICER'S CERTIFICATE means a certificate signed by any Authorised Signatory of the Trustee or the Manager on behalf of the Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of section 314 of the TIA.

                OPINION OF COUNSEL means one or more written opinions of legal counsel who may, except as otherwise expressly provided in this deed, be employees of or counsel to the Trustee or the Manager on behalf of the Trustee and who shall be satisfactory to the Trustee or the Note Trustee, as applicable, and which opinion or opinions shall be addressed to the Trustee or the Note Trustee, as applicable, and shall be in form and substance satisfactory to the Trustee and the Note Trustee, as applicable.

                PAYING AGENT means any institution, including where the context permits the Principal Paying Agent at its office:

                (a) initially appointed as Paying Agent by the Trustee under the Agency Agreement; or

                (b) as may, with the prior written approval of, and on terms previously approved in writing by, the Note Trustee (that approval not to be unreasonably withheld or delayed) from time to time be appointed by the Trustee in relation to the Notes, in each case (except in the case of the initial Principal Paying Agent) where notice of the appointment has been given to the US$ Noteholders under this deed and in accordance with Condition 12.

                RESPONSIBLE OFFICER means, with respect to the Note Trustee, any of its officers, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other of its officers customarily performing functions similar to those performed by any of them and, with respect to a particular matter, any other officer to whom such matter is


--------------------------------------------------------------------------------
                                                                          PAGE 3

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                referred because of such officer's knowledge of and familiarity with the particular subject.

                SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice dated on or about the date of this Deed between the Trustee, the Manager, the Note Trustee, the Security Trustee, St.George and the Custodian.

                TIA means the Unites States Trust Indenture Act of 1939, as amended. [MBP TO CONFIRM]

                TRUST ACCOUNT means the Collection Account, the US$ Account or any other account maintained by or on behalf of the Trustee in relation to the Trust.

                TRUST CORPORATION means any person eligible for appointment as a trustee under an indenture to be qualified pursuant to the TIA, as set forth in Section 310(a) of the TIA, which shall include [Bankers Trust Company] for so long as it complies with such section.

          1.2 DEFINITIONS IN MASTER TRUST DEED, SUPPLEMENTARY TERMS NOTICE AND CONDITIONS

                (a) Words and expressions which are defined in the Master Trust Deed (as amended by the Supplementary Terms Notice), the Supplementary Terms Notice and the Conditions (including in each case by reference to another agreement) have the same meanings when used in this deed unless the context otherwise requires or unless otherwise defined in this deed.

                (b) No change to the Master Trust Deed or any other document (including the order of payment set out in the Supplementary Terms Notice) after the date of this deed will change the meaning of terms used in this deed or adversely affect the rights of the Note Trustee or any Noteholder under this deed unless the Note Trustee (or the Noteholders acting under clause 6.5, as the case may be) has agreed in writing to the changes under this deed.

          1.3   INCORPORATION BY REFERENCE

                Where this deed refers to a provision of the TIA, the provision is incorporated by reference in and made part of this deed. The following terms used in the TIA have the following meaning in this deed.

                COMMISSION means the Securities and Exchange Commission of the United States of America.

                INDENTURE SECURITIES means the US$ Notes.

                INDENTURE SECURITY HOLDER means a US$ Noteholder.

                INDENTURE TO BE QUALIFIED means the Note Trust Deed.

                INDENTURE TRUSTEE or INSTITUTIONAL TRUSTEE means the Note
                Trustee.

                OBLIGOR on the indenture securities means the Trustee.

                Any other term which is used in this deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference

--------------------------------------------------------------------------------
                                                                          PAGE 4

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                to another statute or defined by or in any rule of or issued by the Commission, will have the meaning assigned to them by such definitions.

          1.4   INTERPRETATION

                Clause 1.2 of the Master Trust Deed applies to this deed as if set out in full and:

                (a) a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

                (b) an Event of Default SUBSISTS until it has been waived in writing by the Note Trustee;

                (c) a reference to an amount for which a person is CONTINGENTLY LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

                (d) all references to costs or charges or expenses include any value added tax or similar tax charged or chargeable in respect of the charge or expense.

          1.5   DETERMINATION, STATEMENT AND CERTIFICATE SUFFICIENT EVIDENCE

                Except where otherwise provided in this deed any determination, statement or certificate by the Note Trustee or an Authorised Signatory of the Note Trustee provided for in this deed is sufficient evidence of each thing determined, stated or certified until proven wrong.

          1.6   DOCUMENT OR AGREEMENT

                A reference to:

                (a) an AGREEMENT includes a Security Interest, guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

                (b) a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

                A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this deed.

          1.7   TRANSACTION DOCUMENT

                This deed is a TRANSACTION DOCUMENT for the purposes of the Master Trust Deed.

          1.8   TRUSTEE AS TRUSTEE

                In this deed, except where provided to the contrary:

                (a) a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity; and

--------------------------------------------------------------------------------
                                                                          PAGE 5

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (b) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in paragraph (a) above.

          1.9   KNOWLEDGE OF TRUSTEE

                In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

          1.10  KNOWLEDGE OF THE NOTE TRUSTEE

                In relation to the Trust, the Note Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Note Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Note Trustee who have day to day responsibility for the administration of the Note Trust.

          1.11  APPOINTMENT OF THE NOTE TRUSTEE

         The Note Trustee:

                (a) is appointed to act as trustee on behalf of the US$ Noteholders on the terms and conditions of this Deed; and

                (b)  acknowledges and declares that it:

                     (i) holds the sum of US$10.00 received on the date of this Deed; and

                     (ii) will hold the benefit of the obligations of the Trustee under this Deed,

                in each case, on trust for each US$ Noteholder, in accordance with the terms and conditions of this Deed.

          1.12  OBLIGATIONS OF THE TRUSTEE

                (a) Where the Manager may act on behalf of the Trustee, failing action by the Manager in accordance with the relevant clause (including any requirement to take such action within a specified time) the reference to the Manager acting on behalf of the Trustee shall be construed as a reference to the Trustee.

                (b)  Without limiting the Trustees obligations under paragraph
                     (a), the Trustee shall not be liable for any act or omission by the Manager where it is acting or fails to act (as the case may be) on behalf of the Trustee under this deed.

                (c) Where the Manager is empowered to act on behalf of the Trustee, the Manager undertakes to the Trustee that it will duly and punctually perform, on behalf of the Trustee, those obligations, imposed on the Trustee in accordance with the terms of the relevant clause.

--------------------------------------------------------------------------------
                                                                          PAGE 6

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


          1.13  OPINION OF COUNSEL

                For the purposes of this deed, the Trustee may where necessary seek, and rely conclusively on, any Opinion of Counsel on any matters relating to or connected with the TIA. Where the Trustee elects to seek and has sought the Opinion of Counsel it shall not be required to take any action under this deed unless and until it has received such an Opinion of Counsel. The cost of any such Opinion of Counsel will be an Expense of the Trustee in relation to the Trust.

          2.    PAYMENTS ON NOTES
         -----------------------------------------------------------------------

          2.1   PRINCIPAL AMOUNT

                The aggregate principal amount of the US$ Notes is limited to US$898,000,000 :

                (a)  US$180,000,000 in respect of the Class A-1 Notes;

                (b)  US$718,000,000 in respect of the Class A-2 Notes;

          2.2   COVENANT TO REPAY

                (a) The Trustee covenants with the Note Trustee that the Trustee will, in accordance with the terms of any US$ Notes (including the Conditions) and the Transaction Documents (and subject to the terms of the Transaction Documents and the Conditions, including clause 29 of this Deed and Condition 6) at the direction of the Manager on:

                     (i)      the Maturity Date of the US$ Notes; or

                     (ii) each earlier date as those US$ Notes, or any of them, may become repayable (whether in full or in part),

                     pay or procure to be paid unconditionally in accordance with this deed to or to the order of the Note Trustee in US$ in London for immediate value the principal amount of those US$ Notes repayable, or in the case of a partial payment of those US$ Notes, the principal amount payable, subject to and in accordance with the terms of those US$ Notes (including the Conditions).

                (b) Subject to clause 2.3 and to the terms of the US$ Notes (including the Conditions and in particular Condition 6) and the Transaction Documents (including clause 29), until any payment as well after as before any judgment or other order of a court of competent jurisdiction the Trustee shall, at the direction of the Manager, pay or procure to be paid unconditionally in accordance with this deed to or to the order of the Note Trustee:

                     (i) any interest, at the respective rates calculated from time to time, in accordance with and on the dates provided for in the Conditions; and


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                                                                          PAGE 7

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     (ii) principal payable at the times and in the amounts as may be determined in accordance with Condition 5.

                (c) The Note Trustee shall hold the benefit of the covenant in this clause 2.2, and all other rights of the US$ Noteholders under the US$ Notes, on trust for the benefit of the US$ Noteholders.

          2.3   DEEMED PAYMENT

                Any payment of principal or interest in respect of any US$ Notes to or to the account of the Principal Paying Agent in the manner provided in clause 3 of the Agency Agreement shall satisfy the covenant in relation to those US$ Notes by the Trustee in this clause 2 to the extent of that payment, except to the extent that the Principal Paying Agent subsequently fails to pay that amount under those US$ Notes in accordance with the terms of those US$ Notes (including the Conditions).

          2.4   FOLLOWING EVENT OF DEFAULT

                (a) At any time after an Event of Default in respect of the US$ Notes has occurred, or at any time after Definitive Notes have not been issued when so required in accordance with the Conditions, the Note Trustee may:

                     (i) by notice in writing to the Trustee, the Manager, the Principal Paying Agent, the other Paying Agents (if any) and the Calculation Agent and until such notice is withdrawn require the Principal Paying Agent, the other Paying Agents (if any) and the Calculation Agent under the Agency Agreement either:

                              (A)  (1) to act as Principal Paying Agent and
                                       Paying Agents and Calculation Agent
                                       respectively of the Note Trustee in
                                       relation to payments to be made by or on behalf of the Note Trustee under the provisions of this deed on the terms of the Agency Agreement except that the Note Trustee's liability under any provisions of the Agency Agreement for the indemnification of the Paying Agents and Calculation Agent shall be limited to any amount for the time being held by the Note Trustee on the trusts of this deed and which is available to be applied by the Note Trustee under this deed; and

                                   (2) hold all Definitive Notes and all
                                       amounts, documents and records held by
                                       them in respect of the US$ Notes on
                                       behalf of the Note Trustee; or

                                (B)    to deliver up all Definitive Notes
                                       and all amounts, documents and records
                                       held by them in respect of the US$ Notes to the Note Trustee or as the Note Trustee

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                                                                          PAGE 8


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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                                       shall direct in that notice, other than
                                       any documents or records which the
                                       relevant Paying Agent or Calculation
                                       Agent is obliged not to release by any
                                       law or regulation; or

                     (ii) by notice in writing to the Trustee require it to make all subsequent payments in respect of the US$ Notes to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn, clause 2.3 shall not apply.

                (b) The payment by the Trustee of its payment obligations on each Payment Date under the Supplementary Terms Notice and the Conditions to the Note Trustee in accordance with paragraph (a) shall be a good discharge to the Trustee.

                (c) The Trustee shall not be liable for any act or omission or default of the Note Trustee during the period it is required to make payments in respect of the US$ Notes to the Note Trustee under paragraph (a).

          2.5   REQUIREMENTS OF PAYING AGENT

                The Manager on behalf of the Trustee will cause each Paying Agent to execute and deliver to the Note Trustee an instrument in which that Paying Agent shall agree with the Note Trustee, subject to the provisions of this clause, that such Paying Agent shall:

                (a) hold in trust for the Note Trustee and the US$ Noteholders all sums held by that Paying Agent for the payment of principal and interest with respect to the US$ Notes until all relevant sums are paid to the Note Trustee or the US$ Noteholders or otherwise disposed of as provided in this deed; and

                (b) immediately notify by facsimile the Note Trustee, the Trustee, the Security Trustee and the Manager if the full amount of any payment of principal or interest required to be made by the Supplementary Terms Notice and the relevant Conditions in respect of the US$ Notes is not unconditionally received by it or to its order in accordance with the Agency Agreement.

          2.6   CERTIFICATION

                For the purposes of any redemption of US$ Notes under Condition 5 the Note Trustee may rely upon an Officer's Certificate from the Manager on behalf of the Trustee certifying or stating, the opinion of each person signing that Officer's Certificate as to the following matters:

                (a) the fair value (within 90 days of such release) of the property or securities to be released from the Security Trust Deed;

                (b) that the proposed release will not impair the security under the Security Trust Deed in contravention of the provisions of the Security Trust Deed or this deed; and

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                                                                          PAGE 9

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                (c) that the Trustee will be in a position to discharge all its liabilities in respect of the relevant US$ Notes and any amounts required under the Security Trust Deed to be paid in priority to or pari passu with those US$ Notes, and that Officer's Certificate shall be conclusive and binding on the Trustee, the Note Trustee and the holders of those US$ Notes.

          2.7   DETERMINATIONS

                If the Manager does not at any time for any reason determine a Principal Payment, the Bond Factor, the Invested Amount or the Stated Amount applicable to any US$ Notes in accordance with Condition 5(a) or 5(h), the Principal Payment, the Bond Factor, Invested Amount and the Stated Amount may be determined by the Calculation Agent (or, failing the Calculation Agent, the Note Trustee) in accordance with Condition 5(a) or 5(h) (but based on the information in its possession) and each such determination or calculation shall be deemed to have been made by the Manager, and the Note Trustee shall have no liability in respect thereof other than as a result of the fraud, negligence, default or breach of trust of the Note Trustee.

          3.    FORM OF, ISSUE OF AND DUTIES AND TAXES ON, NOTES
          ----------------------------------------------------------------------

          3.1   ISSUE OF BOOK-ENTRY NOTES

                (a) Each Class of US$ Notes shall, on issue be represented by Book-Entry Notes.

                (b) Each Book-Entry Note must be signed manually or by facsimile by an Authorised Signatory of the Trustee on behalf of the Trustee and must be manually authenticated by the Principal Paying Agent.

          3.2   FORM OF BOOK-ENTRY NOTES

                (a) The Book-Entry Notes shall be typed in the form or substantially in the form set out in schedule 1.

                (b) The procedures relating to the exchange, authentication, delivery, surrender, cancellation, presentation, marking up or down of any of the Book-Entry Note (or part of the Book-Entry Note and any other matters to be carried out by the relevant parties upon exchange (in whole or part) of any US$ Note shall be made in accordance with the provisions of the relevant terms of the Book-Entry Notes and the normal practice of the Common Depository, the Principal Paying Agent and the rules and procedures of the Clearing Agency from time to time.

                (c) The Book-Entry Notes shall be in an aggregate principal amount of:

                     (i)      US$180,000,000 for the Class A-1 Notes; and

                     (ii)     US$718,000,000 for the Class A-2 Notes.

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                                                                         PAGE 10

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                (d) The Manager on behalf of Trustee shall procure that, prior to the issue and delivery of any Book-Entry Note, that Book-Entry Note will be authenticated manually by an Authorised Signatory of the Principal Paying Agent and no Book-Entry Note shall be valid for any purpose unless and until so authenticated. A Book-Entry Note so executed and authenticated shall be a binding and valid obligation of the Trustee. Until a Book-Entry Note (or part of a Book-Entry Note) has been exchanged pursuant to this deed, it (or that part) shall in all respects be entitled to the same benefits as a Definitive Note. Each Book-Entry Note shall be subject to this deed except that the registered owner of a Book-Entry Note shall be the only person entitled to receive payments from the Principal Paying Agent of principal or interest in relation to it.

                (e) The US$ Notes upon original issue will be issued in the form of typewritten Notes representing the Book-Entry Notes. The Manager on behalf of the Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf to the Principal Paying Agent, as agent for the Clearing Agency, of the Book-Entry Notes. The Book-Entry Notes shall initially be registered on the Note Register in the name of Cede & Co as nominee of the Clearing Agency, and no US$ Note Owner will receive a Definitive Note representing such US$ Note Owner's interest in such Note, except as provided in clause 3.3.

                (f) Whenever a notice or other communication to the US$ Noteholders is required under this deed, unless and until Definitive Notes shall have been issued to US$ Note Owners pursuant to clause 3.3, the Note Trustee shall give all such notices and communications specified herein to be given to US$ Noteholders to the Clearing Agency, and shall have no obligation to the US$ Note Owners.

                (g) Unless and until the Definitive Notes have been issued to a US$ Note Owner pursuant to clause 3.3:

                     (i) the provisions of this clause shall be in full force and effect;

                     (ii) the Note Registrar, the Trustee, the Manager, each Paying Agent and the Note Trustee shall be entitled to deal with the Clearing Agency for all purposes of this deed (including the payment of principal of and interest on the US$ Notes and the giving of instructions or directions hereunder) as the sole holder of the US$ Notes, and shall have no obligation to any US$ Note Owners;

                     (iii) to the extent that the provisions of this clause conflict with any other provisions of this deed, the provisions of this clause shall prevail;

                     (iv) the rights of US$ Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such US$ Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Note Depository Agreement,


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                                                                         PAGE 11


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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                              unless and until Definitive Notes are issued pursuant to clause 3.3, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal and interest on the US$ Notes to such Clearing Agency Participants; and

                     (v) whenever this deed requires or permits actions to be taken based upon instructions or directions of US$ Note Owners evidencing a specific percentage of all Invested Amounts of all US$ Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from US$ Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the US$ Notes and has delivered such instructions to the Principal Paying Agent.

          3.3   DEFINITIVE NOTES

                If:

                (a) the Principal Paying Agent advises the Manager in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities with respect to the US$ Notes or the Clearing Agency or its successor and the Manager is unable to locate a qualified successor;

                (b) the Trustee, at the direction of the Manager (at the Manager's option) advises the Principal Paying Agent in writing that the book-entry system is or is to be terminated; or

                (c) after the occurrence of an Event of Default, the Note Trustee shall, at the direction of US$ Note Owners representing beneficial interests aggregating to at least a majority of the aggregate Invested Amount of the US$ Notes advise both the Principal Paying Agent and the Issuer Trustee in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the US$ Note Owners, then the Principal Paying Agent shall notify all of the appropriate US$ Note Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to such US$ Note Owners requesting the same. Upon the surrender of the Book-Entry Notes to the Trustee by the Clearing Agency, and the delivery by the Clearing Agency of the relevant registration instructions to the Trustee, the Trustee (with the assistance of the Manager) shall execute and procure the Principal Paying Agent to authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency.

                The Definitive Notes will be serially numbered and shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorised Signatories executing such Definitive Notes, as evidenced by their execution of such Definitive Notes.

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                                                                         PAGE 12

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                Neither the Note Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

          3.4   STAMP AND OTHER TAXES

                The Trustee will pay any stamp and other duties and Taxes payable in Australia, the United Kingdom, Belgium, Luxembourg or the United Sates on or in connection with:

                (a)  the execution of the Transaction Documents;

                (b) the constitution and original issue and delivery of the US$ Notes;

                (c) any action taken by the Note Trustee or (where permitted under this deed so to do), the Clearing Agency or any US$ Note Owner to enforce the provisions of the US$ Notes or the Transaction Documents; and

                (d) the creation of the security constituted under the Security Trust Deed.

          3.5   INDEMNITY FOR NON-ISSUE

                If the Trustee is required to issue, or procure the issue of, Definitive Notes following an event specified in clause 3.3(a) but fails to do so within 30 days of delivery to the Trustee of the Book-Entry Notes in accordance with clause 3.3 then the Trustee shall (subject to clause 29) indemnify the Note Trustee, the US$ Noteholders and the US$ Note Owners, and keep them indemnified, against any loss or damage incurred by any of them if the amount received by the Note Trustee, the US$ Noteholders or the US$ Note Owners is less than the amount that would have been received had Definitive Notes been issued within the 30 days referred to in this clause 3.5. If and for so long as the Trustee discharges its obligations under this indemnity, the breach by the Trustee of the provisions of clause 3.3 shall be deemed to be cured. The Manager must promptly advise the Trustee if it becomes actually aware of the occurrence of the relevant event and the Trustee shall promptly notify the Note Trustee of the relevant event.

          3.6   NOTE REGISTER AND NOTE REGISTRAR

                (a) The Manager, on behalf of the Trustee, shall keep or cause to be kept the Note Register in which, subject to such reasonable regulations as it may prescribe, the Manager shall provide for the registration of the US$ Notes and the registration of transfers of US$ Notes. The NOTE REGISTRAR will be responsible for registering Notes and transfers of US$ Notes as herein provided. The Trustee may, with the consent of the Note Trustee, appoint another person as Note Registrar. Upon any resignation or removal of any Note Registrar under the Agency Agreement, the Trustee with the assistance of and at the direction of, the Manager shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.


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                                                                         PAGE 13

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (b) Upon surrender for registration of transfer of any US$ Note at the office or agency of the Trustee to be maintained as provided in clause 11(f), if the requirements of Section 8-401(a) of the Uniform Commercial Code of New York (the
                     UCC) are met the Trustee shall, at the direction of the Manager, execute and upon its written request the Principal Paying Agent shall authenticate and the US$ Noteholder shall obtain from the Note Trustee, in the name of the designated transferee or transferees, one or more new US$ Notes, in any authorised denominations, of the same class and a like aggregate principal amount.

                (c) At the option of the US$ Noteholder, US$ Notes may be exchanged for other US$ Notes in any authorised denominations and a like aggregate principal amount, upon surrender of the US$ Notes to be exchanged at such office or agency. Whenever any US$ Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met the Trustee shall, at the direction of the Manager, execute and upon its written request the Principal Paying Agent shall authenticate and the US$ Noteholder shall obtain from the Note Trustee, the US$ Notes which the US$ Noteholder making the exchange is entitled to receive.

                (d) Every US$ Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Note Registrar duly executed by, the US$ Noteholder thereof or such US$ Noteholder's attorney duly authorised in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation of Securities Transfer Agents Medallion Program (STAMP) or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Note Registrar may require.

                (e) No service charge shall be made to a US$ Noteholder for any registration of transfer or exchange of US$ Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of US$ Notes.

                (f) The preceding provisions of this section notwithstanding, the Trustee shall not be required to make and the Note Registrar need not register transfers or exchanges of US$ Notes selected for redemption or of any US$ Note for a period of 30 days preceding the due date for any payment with respect to the US$ Note.


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                                                                         PAGE 14

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

          4.    COVENANT OF COMPLIANCE
          ----------------------------------------------------------------------

                The Trustee covenants with the Note Trustee that it will comply with and perform and observe all material provisions of the Transaction Documents which are expressed to be binding on it for the benefit of the Note Trustee or any US$ Noteholder. The Transaction Documents and the Conditions shall be binding on the Trustee, the Note Trustee and the US$ Noteholders. The Note Trustee (or the US$ Noteholders, under clause 6.5, as the case may be) is entitled to enforce the obligations of the Trustee under the US$ Notes and the Conditions as if the same were set out and contained in this deed (which shall be read and construed as one document with the Notes).

          5.    CANCELLATION OF US$ NOTES
          ----------------------------------------------------------------------

          5.1   CANCELLATION

                The Trustee shall procure that all US$ Notes:

                (a) which have been surrendered for payment, registration of transfer, exchange or redemption; or

                (b) in the case of any Definitive Note, which, being mutilated or defaced, has been surrendered and replaced under Condition 11,

                shall be cancelled by or on behalf of the Trustee.

          5.2   RECORDS

                The Trustee shall procure that:

                (a) the Principal Paying Agent keeps a full and complete record of all US$ Notes and of their redemption, payment, exchange or cancellation (as the case may be) and of all replacement US$ Notes issued in substitution for lost, stolen, mutilated, defaced or destroyed Definitive Notes;

                (b) such records shall be made available to the Note Trustee on reasonable notice and during business hours promptly following the Note Trustee's request for the same.

          6.    ENFORCEMENT
                ----------------------------------------------------------------

          6.19  ACTIONS FOLLOWING EVENT OF DEFAULT

                At any time while an Event of Default is subsisting the Note Trustee may (subject to the Security Trust Deed, to clauses 6.4 and 7, and to Conditions 9 and 10) at its discretion and without further notice take any action available to it to direct the Security Trustee to:

                (a) institute any proceedings against the Trustee which are permitted under the Transaction Documents;

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                                                                         PAGE 15

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                (b) enforce the security created under the Security Trust Deed (including anything set out in clause 8.2 of the Security Trust Deed); and

                (c) enforce repayment of the US$ Notes together with accrued interest and any other moneys payable to the Note Trustee, the US$ Noteholders under the Transaction Documents.

          6.2   EVIDENCE OF DEFAULT

                If the Security Trustee or the Note Trustee takes any action against the Trustee to enforce any of the provisions of any US$ Notes or this deed, proof that as regards any US$ Note, the Trustee has not paid any principal or interest due in respect of that US$ Note shall (unless the contrary is proved) be sufficient evidence that the Trustee has not paid that principal or interest on all other US$ Notes in respect of which the relevant payment is then due.

          6.3   OVERDUE INTEREST

                The rates of interest payable in respect of any US$ Note which has become due and repayable in full and which has not been repaid shall be calculated at three-monthly intervals, commencing on the expiry of the Interest Period during which the US$ Note became due and repayable in accordance with the provisions of Condition 4 except that no notices need be given to US$ Noteholders, in relation to that interest.

          6.4   RESTRICTIONS ON ENFORCEMENT

                If any of the US$ Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on any US$ Notes, the Note Trustee must not vote under the Security Trust Deed to, or otherwise direct the Security Trustee to, enforce the Security Trust Deed or dispose of the Mortgaged Property unless either:

                (a) a sufficient amount would be realised to discharge in full all amounts owing to the US$ Noteholders and any other amounts payable by the Trustee ranking in priority to or pari passu with the US$ Notes; or

                (b) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee (the cost of which advice shall be an expense incurred by the Note Trustee under the Transaction Documents), that the cash flow receivable by the Trustee (or the Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Trustee, to discharge in full in due course all the amounts referred to in paragraph (i) relating to the Trust.

          6.5   ACTION BY NOTEHOLDERS

                Notwithstanding any other provision of this Deed, if the Note Trustee, having become bound to take steps and/or proceed under clause 6.1 and/or the Security Trust Deed, fails to do so within a reasonable time and such failure is continuing, the US$ Noteholders may proceed directly against the

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                                                                         PAGE 16

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                Trustee but then only if and to the extent the US$ Noteholders are able to do so under Australian law.

          7.    PROCEEDINGS
          ----------------------------------------------------------------------

          7.1   ACTING ONLY ON DIRECTION

                (a) Subject to paragraph (b), the Note Trustee may, but shall not be bound to, vote under the Security Trust Deed, or otherwise direct the Security Trustee under the Security Trust Deed, or take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with, the Security Trust Deed, this deed or any US$ Notes, unless directed or requested to do so in writing by the holders of at least 75% of the aggregate Invested Amount of the US$ Notes and then only if the Note Trustee is indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

                (b) If an Extraordinary Resolution (as defined in the Security Trust Deed) of Voting Mortgagees (as defined in the Security Trust Deed) elects not to direct the Security Trustee to enforce the Security Trust Deed, in circumstances where the Security Trustee could enforce, the Note Trustee must, at the direction of the US$ Noteholders, direct the Security Trustee to enforce the Security Trust Deed on behalf of the US$ Noteholders.

                (c) The Note Trustee shall be protected with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of the required aggregate Invested Amount of the US$ Notes in accordance with this deed relating to the time, method and place of conducting any proceeding for any remedy available to, or exercising any trust or power conferred upon it, under this deed.

          7.2   SECURITY TRUSTEE ACTING

                Only the Security Trustee may enforce the provisions of the Security Trust Deed and neither the Note Trustee nor any holder of a US$ Note is entitled to proceed directly against the Trustee to enforce the performance of any of the provisions of the Security Trust Deed or of the US$ Notes (including the Conditions), provided that if the Security Trustee having become bound to take steps and/or to proceed under the Security Trust Deed, fails to do so within a reasonable time and such failure is continuing, the Note Trustee and/or US$ Noteholders (if entitled under the Transaction Documents to act in place of the Note Trustee) may proceed directly against the Trustee but then only if and to the extent the US$ Noteholders are able to do so under Australian law. The Security Trustee shall comply with all directions given to it by the Note Trustee pursuant to any power to give directions granted to the Note Trustee pursuant to this deed or to the Security Trust Deed provided that the Security Trustee has the power under the Security Trust

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                                                                         PAGE 17

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                Deed to take the action contemplated by the direction, and the Security Trustee shall not be liable for all direct and indirect costs, expenses, losses, damages, liabilities or actions arising or resulting from any action or conduct undertaken or not taken by the Security Trustee or its officers, employees or agents including as a consequence of following those directions.

          7.3   NOTE TRUSTEE ALONE ENTITLED TO ACT

                Subject to clauses 6.5 and 7.2, only the Note Trustee may:

                (a)  direct the Security Trustee to enforce or not to enforce;
                     or

                (b) enforce the provisions of this deed or of the US$ Notes (including the Conditions),

                and no US$ Noteholder is entitled to take any of the above actions or to proceed directly against the Trustee to enforce the performance of any of the provisions of this deed the US$ Notes (including the Conditions).

          7.4   AVAILABLE AMOUNTS

                For the purpose of Conditions 5(i) and 5(j) the Note Trustee shall not be satisfied that the Trustee will be in a position to discharge the liabilities referred to in those Conditions unless, either:

                (a) the Trustee will have available to it sufficient cash in the Collection Account and sufficient Authorised Investments which will mature on or before the relevant Payment Date after making any other payments or provisions having priority in order of application under the applicable provisions of the Security Trust Deed; or

                (b) the Trustee has entered into a legally binding contract with an entity either whose long term unsecured and unguaranteed debt is rated AA- by S&P or AA- by Fitch IBCA or whose short term unsecured and unguaranteed debt securities are rated A-1+ by S&P or F1+ by Fitch IBCA, provided that in both cases its short term unsecured and unguaranteed debt securities are ranked P-1 by Moody's, to provide sufficient cash on or before the relevant Payment Date to enable the Trustee to discharge the relevant liabilities, and in each circumstance the Manager or the Trustee has certified to the Note Trustee that the requirements of clause 7.4(a) or (b) have been met and the Note Trustee shall be entitled to rely on such certification.

          7.5   NO OBLIGATION TO ENSURE COMPLIANCE

                In giving any direction to the Security Trustee under this Deed or the Security Trust Deed, the Note Trustee shall not be obliged to ensure that the Security Trustee complies with such direction and will not be liable for failure by the Security Trustee so to comply.

          7.6   CONFLICT OF INTERESTS

                The Note Trustee shall, with respect to all the powers, trusts, authorities, duties and discretions vested in it by the Transaction Documents, except


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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                where expressly provided otherwise, have regard to the interests of the US$ Noteholders.

          8.    NOTICE OF PAYMENT
          ----------------------------------------------------------------------

                The Principal Paying Agent shall give notice to the US$ Noteholders in accordance with Condition 12 of the day fixed for any payment to them of amounts received by the Note Trustee under Clause 16 of the Security Trust Deed and in any relevant circumstance will certify to the Note Trustee that the requirements of Clauses 7.1(a) and (b) of the Note Trust Deed have been satisfied (and the Note Trustee shall be entitled to rely upon such certification). Trust Those payments may be made in accordance with Condition 6 (in the case of Definitive Notes) or in the name of the nominee of the Clearing Agency by wire transfer in immediately available funds to an account designated by such nominee to the order of the registered holder of the US$ Note (in the case of any Book-Entry Note) and payment of those amounts by the Note Trustee to the Principal Paying Agent for that purpose shall be a good discharge to the Note Trustee.

          9.    INVESTMENT BY NOTE TRUSTEE
          ----------------------------------------------------------------------

                Any amount which, under the trusts of this Deed ought to or may be invested by the Note Trustee, may be invested in the name or under the control of the Note Trustee in any Authorised Investments and the Note Trustee may at any time or times vary any Authorised Investments into other Authorised Investments and shall not be responsible for any loss due to depreciation in value or otherwise resulting from any Authorised Investments made by it in good faith. The Note Trustee must not make any investment that could have an adverse effect on the 50% risk weighting attributed to the Notes by the Bank of England and the Note Trustee need only account for interest equal to the highest rate payable by it to an independent depositor in respect of comparable deposits.

          10.   PARTIAL PAYMENTS
          ----------------------------------------------------------------------

                In the case of Definitive Notes, on any payment of amounts received by the Note Trustee under clause 16 of the Security Trust Deed (other than the payment in full against surrender of a Definitive Note) the Definitive Note in respect of which such payment is made shall be produced to the Note Trustee or the Paying Agent by or through whom such payment is made and the Note Trustee shall, or shall cause the Paying Agent to, enface on the Definitive Note a memorandum of the amount and the date of payment, but the Note Trustee may in any particular case dispense with that production and enfacement upon the Trustee certifying to the Note Trustee that an indemnity has been given to the Trustee by the recipient of the payment as the Trustee considers sufficient and the Note Trustee shall be entitled to rely on such certification.

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                                                                         PAGE 19

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

          11.   COVENANTS BY THE TRUSTEE AND MANAGER
          ----------------------------------------------------------------------

                Each of the Trustee and the Manager undertake severally to the Note Trustee, on behalf of the US$ Noteholders, as follows in relation to the Trust for so long as any of the US$ Notes remain outstanding (except to the extent that the Note Trustee otherwise consents in accordance with this Deed).

                (a) (MASTER TRUST DEED COVENANTS) It will comply with its covenants in the Master Trust Deed.

                (b)  (TRANSACTION DOCUMENTS)

                     (i) It will comply with its material obligations under the Transaction Documents.

                     (ii) It will use reasonable endeavours (to the extent that it is able to do so under the Master Trust
                              Deed) to procure that each other party to a Transaction Document complies with and performs its obligations under that Transaction Document.

                (c) (INFORMATION) It will give to the Note Trustee a copy of any information in its possession relating to the Trust as soon as reasonably practicable in connection with the exercise and performance of its powers and obligations under this deed and which the Trustee or the Manager (as the case may be) reasonably considers has a material bearing on the interest of the US$ Noteholders.

                (d)  (NOTIFY EVENTS OF DEFAULT)

                     (i) It will promptly notify the Note Trustee if it has knowledge or notice of or is aware of the occurrence of an Event of Default, Trustee's Default, Servicer Transfer Event, Title Perfection Event or Manager's Default including full details (to the extent known, without making any enquiry) of that Event of Default, Trustee's Default, Servicer Transfer Event, Title Perfection Event or Manager's Default (as the case may be).

                     (ii) In addition to its obligations under sub-clause item (d)(i) of this Clause 11, the Manager, on behalf of the Trustee, will confirm to the Note Trustee, on each anniversary of this deed:

                              (A) whether or not the Manager or the Trustee is aware that any Event of Default has occurred; and

                              (B) any other matter which is required to be notified to the Note Trustee under the Transaction Documents and which has not previously been so notified.

                (e) (MAINTENANCE OF OFFICE OR AGENCY) The Manager on behalf of the Trustee will maintain in the Borough of Manhattan, The City of New York [AND IN LONDON], [MBP TO CONFIRM WHETHER STILL REQUIRED] an office or agency where US$ Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trustee in respect of the US$ Notes and this deed may

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                                                                         PAGE 20

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     be served. The Trustee hereby initially appoints the Principal Paying Agent to serve as its agent for the foregoing purposes. The Principal Paying Agent shall act solely for, and as agent of, the Trustee and shall not have any obligations towards or relationship or agency or trust with any other person in respect of its appointment under this sub-paragraph (f). The Manager will give prompt written notice to the Note Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Trustee shall fail to maintain any such office or agency or shall fail to furnish the Note Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Trustee hereby appoints the Note Trustee as its agent to receive all such surrenders, notices and demands.

                (f) (CALCULATION AGENT) It will procure that, so long as any of the US$ Notes remain outstanding, there will at all times be a Calculation Agent.

                (g) (CHANGE TO PAYING AGENTS OR CALCULATION AGENT) It will give notice to the Noteholders in accordance with the Agency Agreement and Condition 12 of:

                     (i) any appointment, resignation or removal of any Paying Agent (other than the appointment of the initial Principal Paying Agent) or Calculation Agent;

                     (ii) any change to any Paying Agent's Paying Office (as defined in the Agency Agreement); or

                     (iii) any change to the Calculation Agent's Specified Office (as defined in the Agency Agreement).

                (h) (NOTICES) It will promptly give to the Note Trustee, or ensure that the Note Trustee receives for approval by the Note Trustee, two copies of the form of every notice prior to the notice being given to the US$ Noteholders in accordance with Condition 12.

                (i) (ANNUAL STATEMENT AS TO COMPLIANCE) The Trustee (or the Manager on its behalf) will deliver to the Note Trustee, within 120 days after the end of each fiscal year of the Trust (commencing on 30 September 2001), and otherwise in compliance with the requirements of section 314(a)(4) of the TIA, an Officer's Certificate stating that:

                     (i) a review of the activities of the Trustee in respect of the Trust during such year and of performance under the Transaction Documents has been made under supervision of the person signing the Officer's Certificate (the SIGNATORY); and

                     (ii) to the best of the knowledge of the Signatory, based on the review referred to in paragraph (i), the Trustee has complied with all conditions and covenants under the Transaction Documents throughout the relevant year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to the Signatory of the nature and status of the default.


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                                                                         PAGE 21

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     For the purposes of this clause 11.2(j) compliance shall be determined without regard to any period of grace or requirement of notice under the Transaction Documents.

                (j) (OPINIONS AS TO TRUST ESTATE) On the Closing Date, the Trustee (or the Manager on its behalf) shall furnish to the Note Trustee an Opinion of Counsel (who may be of counsel for the Trustee) either stating that in the opinion of such counsel the Security Trust Deed and any other requisite documents has been properly recorded and filed so as to make effective the Security Interest intended to be created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Security Interest effective.

                     Within 120 days after the end of each fiscal year commencing on 30 September 2001 the Trustee (or the Manager on its behalf) shall furnish to the Note Trustee an Opinion of Counsel (who may be of counsel for the Trustee) either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording, and refiling of the Security Trust Deed and any other requisite documents as is necessary to maintain the Security Interest created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Security Interest.

                (k)  (NOTEHOLDER REPORT)

                     (i) The Trustee (or the Manager on its behalf) shall deliver to the Principal Paying Agent and the Note Trustee on each Collection Determination Date the Noteholders Report for the related Collection Period, with written instructions for the Note Trustee and the Principal Paying Agent to forward the Noteholders Report to each US$ Noteholder.

                     (ii) Each Noteholder Report shall contain the information set out in Schedule 2.

          12.   REMUNERATION OF NOTE TRUSTEE
          ----------------------------------------------------------------------
          12.1  FEE

          The Trustee shall pay to the Note Trustee a fee agreed between them and at the times specified in the Supplementary Terms Notice.

          12.2  ADDITIONAL REMUNERATION

          If the Note Trustee gives a notice under Condition 10 or it undertakes duties which it considers expedient or necessary under this deed, or which the Trustee requests it to undertake and which duties the Note Trustee, the Manager and the Trustee agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this deed,

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                                                                         PAGE 22

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

          the Trustee shall pay to the Note Trustee any additional remuneration as they agree.

          In the event of the Note Trustee, the Manager and the Trustee failing to agree on such additional remuneration, such remuneration shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Trustee or, failing such approval, nominated (on the application of the Note Trustee or the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being shared equally by the Trustee and the Note Trustee) and the determination of any such merchant or investment bank shall be final and binding upon the Note Trustee and the Trustee and shall be payable by the Trustee to the Note Trustee.

          12.3  COSTS, EXPENSES

                (a) Subject to clause 34.8, the Trustee shall also reimburse, pay or discharge all reasonable costs, charges, liabilities and expenses and any stamp and other Taxes or duties paid by the Note Trustee (or the US$ Noteholders acting under clause 6.5 (as the case may be)) in connection with properly undertaking its duties under the Transaction Documents and in connection with any legal proceedings brought by the Note Trustee (or the US$ Noteholders acting under clause 6.5 (as the case may be)) to enforce any obligation under this deed or the US$ Notes. The Note Trustee shall not be reimbursed for any overhead or general operating expenses which it incurs.

                (b) Without prejudice to the right of indemnity by law given to trustees, to the extent the Trustee is itself entitled to be indemnified, and subject to clause 29, the Trustee indemnifies the Note Trustee (or the US$ Noteholders acting under clause 6.5 (as the case may be)) and every other person properly appointed by it or any of them under this deed from and against all liabilities, losses, damages, costs, expenses, actions, proceedings, claims and demands incurred by or made against it or him in the execution of the trusts of this deed or of their powers or in respect of any matter or thing done or omitted in any way relating to this deed (other than arising from any fraud, negligence, default or breach of trust by the Note Trustee or that person).

          12.4  OVERDUE RATE

          All sums payable by the Trustee under clauses 12 and 34.8 shall be payable by the Trustee on the next Payment Date in the order set out in the Supplementary Terms Notice or (if applicable) the Security Trust Deed and shall carry interest at the rate of LIBOR plus 2% from the due date. Any amount payable shall carry interest at that rate from the due date to the date of actual payment.

          12.5  CONTINUING OBLIGATION

          Unless otherwise specifically stated in any discharge relating to this deed the provisions of this clause shall continue in full force and effect

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                                                                         PAGE 23

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

          notwithstanding such discharge and even if the Note Trustee has ceased to be the Note Trustee for any reason including but not limited to those contemplated in clause 23 it will be entitled to all rights arising to it prior to it ceasing to be the Note Trustee.

          13.   NOTE TRUSTEE
          ----------------------------------------------------------------------

          13.1  PREFERENTIAL COLLECTION OF CLAIMS AGAINST TRUSTEE

          The Note Trustee shall comply with section 311(a) of the TIA, excluding any creditor relationship listed in section 311(b) of the TIA. A Note Trustee who has resigned or been removed shall be subject to section 311(a) of TIA only to the extent required by the TIA.

          13.2  DUTIES OF NOTE TRUSTEE

                (a) If an Event of Default has occurred and is subsisting, of which a Responsible Officer of the Note Trustee has actual knowledge, the Note Trustee shall exercise the rights and powers vested in it by this deed and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                (b)  Except while an Event of Default subsists:

                     (i) the Note Trustee undertakes to perform such duties and only such duties as are specifically set forth in this deed and no implied covenants or obligations shall be read into this deed against the Note Trustee; and

                     (ii) in the absence of bad faith on its part, the Note Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Note Trustee and conforming to the requirements of this deed; however, the Note Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this deed.

                (c) The Note Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                     (i) this paragraph does not limit the effect of paragraph (a) of this clause; and

                     (ii) the Note Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Note Trustee was negligent in ascertaining the pertinent facts.

                (d) Section 315(d)(3) of the TIA is expressly excluded by this deed.


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                                                                         PAGE 24

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

          13.3   OBLIGATIONS OF NOTE TRUSTEE

          The Note Trustee represents and warrants that it is duly qualified to assume its obligations under this deed and has obtained all necessary approvals required to perform its obligations under this deed.

          13.4   NOTICE OF DEFAULTS

                (a) If an Event of Default occurs and is subsisting and the Note Trustee is actually aware of that Event of Default, the Note Trustee shall mail to each US$ Noteholder notice of the Event of Default within 90 days after becoming so aware.

                (b) Except in the case of a default in payment of principal of or interest on any US$ Note (including payments pursuant to the mandatory redemption provisions of that US$ Note), the Note Trustee may withhold the notice referred to in paragraph (a) if and so long as the board of directors, the executive committee or a trust committee of its directors in good faith determines that withholding the notice is in the interest of US$ Noteholders.

          13.5   RIGHTS OF NOTE TRUSTEE

                (a) The Note Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Note Trustee need not investigate any fact or matter stated in the document.

                (b) Before the Note Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Note Trustee shall not be liable for any action it takes, suffers or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

                (c) No provision of this deed shall require the Note Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

                (d) The Note Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this deed or the US$ Notes, shall not be accountable for the Trustee's use of the proceeds from the US$ Notes, and shall not be responsible for any statement of the Trustee in this deed or in any document issued in connection with the sale of the US$ Notes or in the US$ Notes.

                (e) The Note Trustee may in relation to this deed act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, banker, broker, credit-rating agency, lead manager or other expert whether obtained by the Trustee, the Note Trustee, the Manager, the Servicer or otherwise.

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                                                                         PAGE 25

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                (f) Any advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission or cable and the Note Trustee shall not be liable for acting on any such advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic.

                (g) The Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by two Authorised Signatories of the Trustee or the Manager (as the case may be) and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by the Note Trustee acting on that certificate.

                (h) The Note Trustee is at liberty to hold or to place this deed and any other documents relating to this deed in any part of the world (other than Australia) with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers reasonably considered by the Note Trustee to be of good repute and except in the case of fraud, negligence or breach of trust (in the case of the Security Trustee) or fraud, negligence, default or breach of trust (in the case of the Note Trustee) of that party, neither the Note Trustee nor the Security Trustee shall be responsible for any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, Mortgaged Property or any deed or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of the Servicer or any of its affiliates or by clearing organisations or their operators or by any person on behalf of the Note Trustee if prudently chosen in accordance with the Transaction Documents.

                (i) The Note Trustee shall not be responsible for the application of the proceeds of the issue of any of the US$ Notes by the Trustee or any moneys borrowed by the Trustee under any Transaction Document or the exchange of any Book-Entry Note for any other Book-Entry Note or Definitive Note, as the case may be.

                (j) Except as otherwise provided in this Deed or any other Transaction Documents to which it is a party, the Note Trustee shall not be bound to give notice to any person of the execution of this deed or any of the Transaction Documents or any transaction contemplated hereby or thereby or to take any steps to ascertain whether any Event of Default has happened and, until it has actual knowledge or express notice to the contrary, the Note Trustee is entitled to assume that no Event of Default has happened and that the Trustee and each other party to any Relevant Document is observing and performing all the obligations on its part contained in the US$ Notes and under this deed or, as the case may be, the Security Trust Deed or any other Transaction Document to which it is a party.

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                                                                         PAGE 26

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                (k) Save as expressly otherwise provided in this deed or the Transaction Documents, the Note Trustee shall have absolute and uncontrolled discretion as to the exercise of the discretions vested in the Note Trustee by this deed and the Transaction Documents (the exercise of which as between the Note Trustee and the US$ Noteholders) shall be conclusive and binding on the US$ Noteholders but whenever the Note Trustee is under the provisions of this deed or the Transaction Documents bound to act at the request or direction of the US$ Noteholders, or any of them, the Note Trustee shall nevertheless not be so bound unless first indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing.

                (l) Any consent or approval given by the Note Trustee for the purpose of this deed, the Conditions and any Transaction Document may be given on any terms and subject to any conditions as the Note Trustee thinks fit and despite anything to the contrary contained in this deed, any Transaction Document or the Conditions may be given retrospectively.

                (m) The Note Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any US$ Noteholder or any Mortgagee, any information made available to the Note Trustee by the Trustee or any other person in connection with the trusts of this deed and no US$ Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information.

                (n) Where it is necessary or desirable for any purpose in connection with this deed to convert any sum from one currency to another it shall (unless otherwise provided by this deed, any other Transaction Document or required by law) be converted at the rate or rates, in accordance with the method and as at the date for the determination of the rate of exchange, as may be agreed by the Note Trustee in consultation with the Trustee and the Manager as relevant and any rate, method and date so agreed shall be binding on the Trustee, the US$ Noteholders.

                (o) Subject to clauses 6.5 and 7.4, the Note Trustee may certify in good faith whether or not any of the events set out in paragraphs (b) to (e) of Condition 9 or any breach under clause 8 of the Security Trust Deed is in its opinion materially prejudicial to the interests of the relevant US$ Noteholders and may certify, in relation to the event set out in paragraph (a) of Condition 9 in relation to any payment of interest on the US$ Notes that the Trustee had, on the due date for payment of the amount of interest in question, sufficient cash to pay, in accordance with the provisions of the Supplementary Terms Notice or the Security Trust Deed, all interest (after payment of all sums which are permitted under the Supplementary Terms Notice or the Security Trust Deed to be paid in priority to or pari passu with them) and that certificate shall be conclusive and binding upon the

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                                                                         PAGE 27

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     Trustee, the US$ Noteholders. The Note Trustee shall have no liability to the Trustee, any US$ Noteholder or any other person in relation to any such certificate or in relation to any delay or omission in providing such certificate. In giving any certificate relating to paragraph (a) of Condition 9, the Note Trustee may rely on any determination made by any independent accountants of recognised standing in Australia and any such determination shall be conclusive and binding on the Trustee and the US$ Noteholders. The Trustee shall pay the Note Trustee reasonable costs and expenses of providing the certificate at the times specified in the Supplementary Terms Notice.

                (p) The Note Trustee shall not be bound to take any steps to ascertain whether any event, condition or act, the happening of which would cause a right or remedy to become exercisable by the Note Trustee under this deed or by the Trustee under any of the Transaction Documents has happened or to monitor or supervise the observance and performance by the Trustee or any of the other parties thereto of their respective obligations thereunder and, until it shall have actual knowledge or express notice to the contrary the Note Trustee shall be entitled to assume that no such event, condition or act has happened and that the Trustee and each of the other parties thereto are observing and performing all their respective obligations thereunder.

                (q) The Note Trustee shall not be responsible for recitals, statements, warranties or representations of any party (other than itself) contained in any Transaction Document or other document entered into in connection with it and shall assume its accuracy and correctness and (except with respect to itself) the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of that agreement or other document or any security constituted by them, and the Note Trustee may accept without enquiry, requisition or objection all title as the Trustee may have to any of the Mortgaged Property or as any other person may have to any other security charged from time to time to the Note Trustee and shall not be bound to investigate or make any enquiry in the title of the Trustee to any of the Mortgaged Property or the title of any other person to any other security charged from time to time to the Note Trustee whether or not any default or failure might be, or might have been, discovered upon examination inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing each US$ Noteholder is solely responsible for making its own independent appraisal of and investigation into the Trust and the US$ Notes and the Note Trustee shall not at any time have any responsibility for the same and no US$ Noteholder shall rely on the Note Trustee in that respect.

                (r) The Note Trustee shall not be liable for any failure, omission or defect in or filing or procuring registration or filing of or otherwise protecting or perfecting the Security Trust Deed or the Mortgaged Property or any other security or failure to call for delivery of

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     documents of title to the Mortgaged Property or any other security or to require any further assurances in relation to any property or assets comprised in the Mortgaged Property or any other security.

                (s) The Note Trustee shall not be obliged (whether or not directed to do so by the US$ Noteholders) to direct the Security Trustee to perfect legal title to any Purchased Receivable Security if, in the opinion of the Note Trustee, that perfection would or might result in the Note Trustee becoming liable to or incurring any obligation to any Obligor under a Purchased Receivable or Purchased Receivable Security and, in its opinion, there is or would be insufficient cash to discharge, in accordance with the provisions of the Security Trust Deed, that liability or obligations as and when they arise. Notwithstanding the generality of the foregoing, the Note Trustee shall have no responsibility or liability for the payment of any fees for the registration of a Mortgage in Australia or for any related legal, administrative or other fees, costs and expenses (including, but not limited to, any proper disbursements and any goods and services tax). The Manager will provide to the Note Trustee such information and the Trustee will pay to the Note Trustee such costs as the Note Trustee reasonably considers necessary to make these determinations and, subject to clause 29, the Trustee indemnifies the Note Trustee against any loss or damage suffered as a result of the Note Trustee incurring such an obligation.

                (t) Without prejudice to the provisions of any Transaction Document, the Note Trustee shall not be under any obligation to insure any of the Mortgaged Property (or any other property) or any deeds or documents of title or other evidence relating to that property and shall not be responsible for any loss, expense or liability which may be suffered as a result of the lack of or inadequacy of any insurance.

                (u) The Note Trustee shall not be responsible for any loss, expense or liability occasioned to the Mortgaged Property or any other property or in respect of all or any of the moneys which may stand to the credit of the Collection Account, from time to time however caused (including any bank, broker, depository, warehouseman or other intermediary or any clearing system or its operator acting in accordance with or contrary to the terms of any of the Transaction Documents or otherwise), unless that loss is occasioned by the fraud, negligence, default or breach of trust of the Note Trustee.

                (v) The Note Trustee has no responsibility whatsoever to the Trustee or any US$ Noteholder as regards any deficiency or additional payment, as the case may be, which might arise because the Note Trustee or the Trustee is subject to any Tax in respect of the Mortgaged Property, the Security Trust Deed or any other security or any income or any proceeds from them.

                (w) No provision of this deed requires the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     in the performance of any of its duties, or in the exercise of any of its rights or powers, if it has grounds to believe that repayment of those funds or adequate indemnity against that risk or liability is not assured to it. Without limitation nothing contained in this deed imposes any obligation on the Note Trustee to make any further advance to an Obligor or to borrow any moneys under a Transaction Document or to maintain, protect or preserve any moneys standing to the credit of the Collection Account.

                (x) The Note Trustee is not responsible (except as to itself) for the genuineness, validity, effectiveness or suitability of any of the Transaction Documents or any of the Mortgages, Security Interests or other documents entered into in connection with them or any Mortgage Insurance Policy or any other document or any obligation or rights created or purported to be created by them or under them or any Security Interest or the priority constituted by or purported to be constituted by or pursuant to that Security Interest, nor shall it (except as to itself) be responsible or liable to any person because of any invalidity of any provision of those documents or the unenforceability of those documents, whether arising from statute, law or decision of any court and (without limitation) the Note Trustee shall not be responsible for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

                     (i) the nature, status, creditworthiness or solvency of any Obligor or any other person or entity who has at any time provided any security or support whether by way of guarantee, Security Interest or otherwise in respect of any advance made to any Obligor;

                     (ii) the execution, legality, validity, adequacy, admissibility in evidence or enforceability of any Mortgage or Loan or any other document entered into in connection with them;

                     (iii) the title, ownership, value, sufficiency or existence of any Land, Mortgaged Property or any Mortgage Insurance Policy;

                     (iv) the registration, filing, protection or perfection of any Mortgage or the priority of the security created under a Mortgage whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

                     (v) the scope or accuracy of any representations, warranties or statements made by or on behalf of any Obligor in any application for any advance or in any Mortgage or Loan or in any document entered into in connection with them;

                     (vi) the performance or observance by any Obligor or any other person of any provisions of any Mortgage or Loan or in any document entered into in connection with them or the fulfilment or satisfaction of any conditions contained in them or relating to them or as to the existence or occurrence at any time of any default, event of default or similar event contained

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                            in them or any waiver or consent which has at any time been granted in relation to any of the above;

                     (vii) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Mortgage or Loan;

                     (viii) the title of the Trustee to any Mortgage, Loan or
                            other Mortgaged Property;

                     (ix) the suitability, adequacy or sufficiency of any guidelines under which Loans are entered into or compliance with those guidelines or compliance with any applicable criteria for any further advances or the legality or ability or enforceability of the advances or the priority of the Mortgages in relation to the advances;

                     (x) the compliance of the provisions and contents of and the manner and formalities applicable to the execution of the Mortgages and Loans and any documents connected with them or the making of any advance intended to be secured by them or with any applicable laws or regulations (including Consumer Credit Legislation);

                     (xi) the failure by any Approved Seller, the Trustee, the Servicer or the Manager to obtain or comply with any Authorisation in connection with the origination, sale, purchase or administration of any of the Mortgages or Loans or the making of any advances in connection with them or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to any of the Mortgages or Loans or other documents entered into in connection with them;

                     (xii) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Transaction Documents or any other document;

                     (xiii) any accounts, books, records or files maintained by any Approved Seller, the Servicer, the Trustee, the Manager or any other person in respect of any of the Mortgages or Loans; or

                     (xiv) any other matter or thing relating to or in any way connected with any Mortgage or Loans or any document entered into in connection with them whether or not similar to the above.

                (y) The Note Trustee is not liable or responsible for any loss, cost, damages, expenses, liabilities or inconvenience which may result from anything done or omitted to be done by it in accordance with the provisions of this deed, any other Transaction Document or any other document or as a consequence of or in connection with it being

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     held or treated as, or being deemed to be, a creditor, for the purposes of the Consumer Credit Legislation, in respect of any of the Mortgages.

                (z) The Note Trustee shall be entitled to call for and rely on a certificate or any letter of confirmation or explanation reasonably believed by it to be genuine, of any Approved Seller, the Servicer, the Trustee, the Manager, any Paying Agent, the Calculation Agent, any Designated Rating Agency or any other credit rating agency in respect of every manner and circumstance for which a certificate is expressly provided for under this deed or in respect of the rating of the US$ Notes or the Conditions and the Note Trustee is not bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be occasioned by its failing so to do.

                (aa) In connection with any proposed modification, waiver, authorisation or determination permitted by this deed, the Note Trustee shall not have regard to the consequences thereof for individual US$ Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to, the jurisdiction of any particular territory.

                (bb) Except as otherwise provided in this deed or any other
                     Transaction Document, the Note Trustee shall have no responsibility for the maintenance of any rating of the US$ Notes by a Designated Rating Agency or any other credit-rating agency or any other person.

                (cc) The Note Trustee shall be under no obligation to monitor or supervise the functions of the Servicer from time to time under the terms of the Servicing Agreement or any other person under any other Transaction Document, and is entitled, in the absence of actual knowledge of a breach of duty or obligation, to assume that the Servicer is properly performing its obligations in accordance with the provisions of the Servicing Agreement or that any other person is properly performing its obligations in accordance with each other Transaction Document, as the case may be.

                (dd) The Note Trustee acknowledges that the Manager is
                     responsible, under the Supplementary Terms Notice, for calculating all amounts referred to in clause 5 of the Supplementary Terms Notice (other than calculations required to be made by the Calculation Agent under the Agency Agreement) and the Note Trustee has no liability in respect of these calculations other than as a result of the fraud, negligence, default or breach of trust of the Note Trustee.

                (ee) The Note Trustee shall not be liable to the Trustee, or any
                     Noteholder by reason of having accepted as valid or not having rejected any Definitive Note purporting to be such and subsequently found to be forged or not authentic and the Note Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence of the facts stated therein a certificate or letter of confirmation certified as true and accurate and signed on behalf of


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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
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                     the Common Depository or any common depository for them or any person as the Note Trustee reasonably considers appropriate, or any form of record made by any of them to the effect that at any particular time or through any particular period any particular person is, was, or will be, shown in its records as entitled to a particular number of US$ Notes.

          14.   NOTE TRUSTEE'S LIABILITY
          ----------------------------------------------------------------------

          Nothing in this deed shall exempt the Note Trustee from or indemnify it against any liability for breach of trust or any liability in respect of any fraud, negligence, default or breach of trust of which it may be guilty in relation to its duties under this deed.

          15.   DELEGATION BY NOTE TRUSTEE
          ----------------------------------------------------------------------

                (a) The Note Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons for any period (whether exceeding one year or not) or indefinitely all or any of the trusts, powers and authorities vested in the Note Trustee by this deed and that delegation may be made upon any terms and subject to any conditions (including power to sub-delegate) and subject to any regulations as the Note Trustee may in the interests of the US$ Noteholders think fit, provided that appointment does not have an adverse effect on the ratings of the US$ Notes.

                (b) If the Note Trustee exercises reasonable care in the selection of a delegate under paragraph (a), providing the Note Trustee and the delegate are not related bodies corporate (as defined in the Corporations Law), the Note Trustee shall not be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any delegate or sub-delegate. The Note Trustee must within a reasonable time prior to any delegation or any renewal, extension or termination of any delegation give notice of it to the Trustee and the Designated Rating Agencies.

                (c) Notwithstanding other provision in this clause 15, where the Note Trustee delegates any power to a related body corporate (as defined in the Corporations Law), the Note Trustee shall be liable for all acts or omissions of the delegate done or omitted whilst acting in its capacity as such.

          16.   EMPLOYMENT OF AGENT BY NOTE TRUSTEE
          ----------------------------------------------------------------------

                (a) The Note Trustee may in the conduct of the trusts of this deed instead of acting personally employ and pay an agent, whether being a lawyer or other professional person, to transact or concur in transacting any business and to do or concur in doing all acts required to be done in connection with the trusts of this deed provided that

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     the use of such an agent does not have an adverse effect on the ratings of the US$ Notes. If the Note Trustee exercises reasonable care in the selection of that agent and providing the Note Trustee and the agent are not related bodies corporate (as defined in the Corporations Law), the Note Trustee shall not in any way be responsible for any loss incurred by reason of any misconduct or default on the part of that agent.

                (b) Notwithstanding other provision in this clause 16, where the Note Trustee employs, under this clause 16, a related body corporate (as defined in the Corporations Law) as agent, the Note Trustee shall be liable for all acts or omissions of the agent done or omitted whilst acting in its capacity as such.

                (c) Any trustee of this deed which is a lawyer, accountant, broker or other person engaged in any profession or business is entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this deed and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this deed. Those charges will be for the account of the Note Trustee unless agreed otherwise, who shall be reimbursed by the Trustee under clause 12.

          17.   NOTE TRUSTEE CONTRACTING WITH TRUSTEE
          ----------------------------------------------------------------------

          Neither the Note Trustee nor any director or officer of a corporation acting as a trustee under this deed is by reason of its or their fiduciary position only in any way precluded from entering into or being interested in any contract or financial or other transaction or arrangement with the Trustee or any other party to any of the Transaction Documents or any person or body corporate associated with the Trustee including any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to or the purchase, placing or underwriting of or subscribing or procuring subscriptions for or otherwise acquiring holding or dealing with the US$ Notes or any of them, or any other bonds, stocks, shares, debenture stock, debentures, notes or other securities of the Trustee or any other party to any of the Transaction Documents or any related person or body corporate or from accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Trustee or any other party to any of the Transaction Documents or any related person or body corporate or any other office of profit under the Trustee or any other party to any of the Transaction Documents or any related person or body corporate and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received by them or in connection with any of those arrangements.

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
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          18.   WAIVER
          ----------------------------------------------------------------------

                (a) The Note Trustee may without prejudice to its rights in respect of any subsequent breach, condition, event or act from time to time and at any time (but only if, and in so far as, in its opinion the interests of any of the US$ Noteholders are not materially prejudiced), waive or authorise on any terms and subject to any conditions as it sees fit and proper:

                     (i) any breach or proposed breach by the Trustee of any of the covenants or provisions contained in this deed or in the US$ Notes (including the Conditions) or any other Transaction Document (as to which evidence of a breach of one US$ Note shall be deemed evidence of a breach of all US$ Notes); or

                     (ii) determine that any condition, event or act which constitutes, or which with the giving of notice, the lapse of time or the issue of a certificate would constitute, but for that determination, an Event of Default shall not, or shall not subject to specified conditions, be so treated for the purposes of this deed, but the Note Trustee shall not exercise any powers conferred on it by this clause in contravention of any express direction given in writing by holders of US$ Notes representing at least 75% of the aggregate Invested Amount of the US$ Notes or by request under Condition 10(d). No direction or request shall affect any waiver, authorisation or determination previously given or made.

                (b) Any waiver, authorisation or determination under this clause is binding on the US$ Noteholders if, but only if, the Note Trustee so requires, shall be notified by the Trustee to the US$ Noteholders in accordance with Condition 12 as soon as practicable.

          19.   AMENDMENT
          ----------------------------------------------------------------------

          19.1  APPROVAL

                The Note Trustee, the Manager and the Trustee may, following the giving of not less than ten Business Days' prior notice to ' each Designated Rating Agency, by way of supplemental deed alter, add to or modify this deed (including this clause 19), the Conditions (other than the proviso in clause 37.2 or any provision of this deed or the Conditions referred to in that proviso) and this clause or any Transaction Document so long as that alteration, addition or modification is:

                (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

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                                                                              35

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                (b) in the opinion of the Note Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Agency;

                (c) in the opinion of the Note Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any Government Agency (including, without limitation, an alteration, addition or modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a law or regulation or an amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

                (d) in the opinion of the Note Trustee not materially prejudicial to the interests of the US$ Noteholders as a whole,

                and in the manner, and to the extent, permitted by the Transaction Documents.

          19.2  RESOLUTION OF US$ NOTEHOLDERS

                Where in the opinion of the Note Trustee a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to in clause 19.1, is materially prejudicial or likely to be materially prejudicial to the interest of US$ Noteholders as a whole or any class of US$ Noteholders, the Note Trustee, the Manager and the Trustee may make that alteration, addition or modification only if sanctioned in writing by holders of at least 75% of the aggregate Invested Amount of the US$ Notes.

          19.3  DISTRIBUTION OF AMENDMENTS

                The Manager shall distribute to all US$ Noteholders and each Designated Rating Agency a copy of any amendments made under clause 19.1 or 19.2 under Condition 12 as soon as reasonably practicable after the amendment has been made.

          19.4  AMENDMENTS BINDING

                Any amendment under this clause is binding on the US$
                Noteholders.

          19.5  CONFORMITY WITH TIA

                Every amendment of this deed executed pursuant to this clause 19 shall conform to the requirements of the TIA as then in effect so long as this deed shall then be qualified under the TIA.

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                                                                              36


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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

          20.   US$ NOTEHOLDERS
          ----------------------------------------------------------------------

          20.1  ABSOLUTE OWNER

                (a) The Trustee, the Manager, the Security Trustee, the Note Trustee and any Paying Agent may treat the registered holders of any Definitive Note as the absolute owner of that Definitive Note (whether or not that Definitive Note is overdue and despite any notation or notice of ownership or writing on it or any notice of previous loss or theft of it or trust or other interest in it) for the purpose of making payment and for all purposes and none of the Trustee, the Manager, the Security Trustee, the Note Trustee or the Paying Agents is affected by any notice to the contrary.

                (b) So long as the US$ Notes, or any of them, are represented by a Book-Entry Note, the Trustee, the Manager, the Note Trustee and any Paying Agent may treat the person for the time being shown in the records of the Clearing Agency as the holder of any US$ Note as the absolute owner of that US$ Note and the Trustee, the Manager, the Note Trustee and the Paying Agents are not affected by any notice to the contrary, but without prejudice to the entitlement of the registered holder of the Book-Entry Note to be paid principal and interest on the Book-Entry Note in accordance with its terms. Such person shall have no claim directly against the Trustee in respect of payment due on the US$ Notes for so long as the US$ Notes are represented by a Book-Entry Note and the relevant obligations of the Trustee will be discharged by payment to the registered holder of the Book-Entry Note in respect of each amount so paid.

                (c) Any payments by the Trustee to the registered holder of a Book Entry Note or to an owner of a US$ Note under this clause will be a good discharge to the Trustee.

                (d) All payments made to the owner of a US$ Note under this clause (or, in the case of a Book-Entry Note, to or to the order of the registered holder of that Book-Entry Note) shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon those US$ Notes.

                (e) Any instalment of interest or principal, payable on any US$ Note which is punctually paid or duly provided for by the Trustee to the Paying Agent on the applicable Payment Date or Maturity Date shall be paid to the person in whose name such US$ Note is registered on the Record Date, by cheque mailed first-class, postage prepaid, to such person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to clause 3.3, with respect to US$ Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final instalment of principal payable with respect to such US$ Note on a Payment Date or

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
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                     Maturity Date (and except for the redemption for any US$
                     Note called for redemption pursuant to Condition 5 which shall be payable as provided below.

                (f) The principal of each US$ Note shall be payable on each Payment Date and the Maturity Date as set forth in the Conditions. The Principal Paying Agent shall notify the person in whose name a US$ Note is registered at the close of business on the Record Date preceding the Payment Date on which the Trustee expects that the final instalment of principal of and interest on such US$ Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Maturity Date and shall specify that such final instalment will be payable only upon presentation and surrender of such US$ Note and shall specify the place where such US$ Note may be presented and surrendered for payment of such instalment. Notices in connection with redemptions of US$ Notes shall be mailed to US$ Noteholders as provided in clause 31.4.

          20.2  CLEARING AGENCY CERTIFICATE

                The Trustee, the Manager and the Note Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence a certificate or letter or confirmation signed on behalf of any Clearing Agency or any form of record made by either of them to the effect that at any particular time or throughout any particular period any particular person is, was, or will be, shown in its records as entitled to a particular interest in a Book-Entry Note.

          21.   CURRENCY INDEMNITY
          ----------------------------------------------------------------------

          Subject to this deed including, without limitation, clause 29, the Trustee indemnifies the Note Trustee and the US$ Noteholders and keeps them indemnified against:

                (a) any loss or damage incurred by any of them arising from the non-payment by the Trustee of any US$ due to the Note Trustee or the relevant US$ Noteholders under this deed or the relevant US$ Notes by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect of that payment, which amount is expressed in a currency other than US$, and under which the Note Trustee, the US$ Noteholders do not have an option to have that judgment or order expressed in US$, and those prevailing at the date of actual payment by the Trustee; and

                (b) any deficiency arising or resulting from any variation in rates of exchange between:

                     (i) the date (if any) as of which the non-US$ currency equivalent of the US$ amounts due or contingently due under this deed (other than this clause) or in respect of the relevant US$

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                            Notes is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Trustee; and

                     (ii) the final date for ascertaining the amount of claims in that bankruptcy, insolvency or liquidation provided that in that bankruptcy, insolvency or liquidation claims are required to be made in a currency other than US$.

                     The amount of that deficiency shall not be reduced by any variation in rates of exchange occurring between that final date and the date of any distribution of assets in connection with that bankruptcy, insolvency or liquidation.

                (c) The indemnities in this clause are obligations of the Trustee separate and independent from its obligations under the US$ Notes and apply irrespective of any time or indulgence granted by the Note Trustee or the US$ Noteholders from time to time and shall continue in full force and effect despite the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Trustee for a liquidated sum or sums in respect of amounts due under this deed (other than this clause) or the US$ Notes. Any deficiency will constitute a loss suffered by the US$ Noteholders and no proof or evidence of any actual loss shall be required by the Trustee or its liquidator.

          22.   NEW NOTE TRUSTEES
          ----------------------------------------------------------------------

          22.1  APPOINTMENT BY TRUSTEE

                The Trustee may, at the direction of the Manager, at any time appoint a new note trustee of this deed who has previously been approved in writing by holders of at least 75% of the aggregate Invested Amount of the US$ Notes. One or more persons may hold office as note trustee or note trustees of this deed but that note trustee or note trustees must be or include a Trust Corporation. Whenever there are more than two note trustees of this deed the majority of those note trustees are competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by this deed if a Trust Corporation is included in that majority.

          22.2  APPOINTMENT BY NOTE TRUSTEE

                (a) The Note Trustee may, on 30 days prior written notice to the Trustee and Manager, appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate note trustee or as a co-note trustee jointly with the Note Trustee:

                     (i) if the Note Trustee considers that appointment to be in the interests of the US$ Noteholders;

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                                                                         PAGE 39

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

                     (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of this deed against the Trustee.

                (b) Subject to the provisions of this deed, a person appointed under paragraph (a) has all trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by this deed) and all duties and obligations conferred or imposed by the instrument of appointment. All rights, powers, duties and obligations conferred or imposed upon the Note Trustee shall be conferred or imposed upon and exercised or performed by the Note Trustee and such separate note trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorised to act separately without the Note Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Note Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Note Trustee.

                (c) The Note Trustee may remove any person appointed under this clause. The reasonable remuneration of any person appointed under this clause together with any costs, charges and expenses properly incurred by it in performing its function as note trustee or co-note trustee will be costs, charges and expenses incurred by the Note Trustee under this deed.

          22.3  NOTICE

                (a) The Trustee shall notify the Principal Paying Agent and the US$ Noteholders of any appointment of a new note trustee or any retirement or removal of an existing note trustee of this deed as soon as practicable after becoming aware of that appointment, retirement or removal in accordance with Condition 12.

                (b) The Note Trustee shall notify each Designated Rating Agency of any appointment of a new note trustee or its retirement or removal as soon as practicable.

          23.   NOTE TRUSTEE'S RETIREMENT AND REMOVAL
          ----------------------------------------------------------------------

          23.1  REMOVAL BY TRUSTEE

                The Trustee (or the Manager on its behalf after informing the Trustee of its intention to do so) may at any time terminate the appointment of the Note Trustee by giving written notice to that effect to each Designated Rating

--------------------------------------------------------------------------------
                                                                         PAGE 40

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                Agency and the Note Trustee with effect immediately on that notice, if any of the following occurs in relation to the Note
                Trustee:

                (a) an Insolvency Event has occurred in relation to the Note Trustee;

                (b)  the Note Trustee has ceased its business;

                (c) the Note Trustee fails to comply with any of its obligations under any Transaction Document and such failure has had or, if continued, will have, a Material Adverse Effect (as determined by the Trustee), and, if capable of remedy, the Note Trustee does not remedy that failure within 14 days after the earlier of:

                     (i)    the Note Trustee becoming aware of that failure; and

                     (ii) receipt by the Note Trustee of a written notice with respect thereto from either the Trustee or the Manager; or

                (d) the Note Trustee fails to satisfy any obligation imposed on it under the TIA with respect to the Trust or this deed or comply with clause 23.7.

          23.2  REMOVAL BY US$ NOTEHOLDERS

                The US$ Noteholders may resolve by written consent of the holders of at least 75% of the aggregate Invested Amount of the US$ Notes to require the Trustee to remove the Note Trustee or note trustees for the time being of this deed.

          23.3  RESIGNATION

                Subject to this clause 23, the Note Trustee may resign its appointment under this deed at any time by giving to the Trustee, the Manager, the Security Trustee and each Designated Rating Agency not less than 3 months written notice to that effect which notice shall expire not less than 30 days before nor 30 days after any due date for payment of the US$ Notes.

          23.4  RATING AGENCIES APPROVAL

                Any resignation or removal of the Note Trustee and appointment of a successor note trustee will not become effective until acceptance of the appointment by that successor note trustee and confirmation by the Designated Rating Agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the US$ Notes.

          23.5  TRUST CORPORATION

                The Trustee undertakes that if the only Note Trustee which is a Trust Corporation retires or is removed it will use its best endeavours to appoint a new note trustee of this deed which is a Trust Corporation as soon as reasonably practicable. The retirement or removal of any Note Trustee shall not become effective until a successor Note Trustee which is a Trust Corporation is appointed. The Manager must assist the Note Trustee to appoint a new note trustee of this deed. If the Trustee fails to appoint a new Note Trustee within three months from such retirement or removal, the

--------------------------------------------------------------------------------
                                                                         PAGE 41

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                Note Trustee shall be entitled to appoint a new Note Trustee which is a Trust Corporation and such appointment shall be deemed to have been made under clause 22.2 of this Deed.

          23.6  SUCCESSOR TO NOTE TRUSTEE

                (a) On the execution by the Trustee, the Manager and any successor Note Trustee of an instrument effecting the appointment of that successor Note Trustee, that successor Note Trustee shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor Note Trustee with effect as if originally named as Note Trustee in this deed and the Transaction Documents and that predecessor Note Trustee, on payment to it of the pro rata proportion of its fee and disbursements then unpaid (if any), shall have no further liabilities under this deed, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Trustee is appointed.

                (b)  Any corporation:

                     (i)    into which the Note Trustee is merged;

                     (ii)   with which the Note Trustee is consolidated;

                     (iii) resulting from any merger or consolidation to which the Note Trustee is a party;

                     (iv) to which the Note Trustee sells or otherwise transfers all or substantially all the assets of its corporate trust business,

                     shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Trustee under this deed without the execution or filing of any agreement or document or any further act on the part of the parties to this deed, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this deed to the Note Trustee shall be references to that corporation.

                (c) If no other person can be found to act as Note Trustee, the Noteholders may elect a Note Trustee from among the holders of the US$ Notes.

          23.7  ELIGIBILITY; DISQUALIFICATION

                (a) The Note Trustee shall at all times satisfy the requirements of section 310(a) of the TIA.

                (b) The Note Trustee shall have a combined capital and surplus (as those terms are used in the TIA) of at least US$50,000,000 as set forth in its most recent published annual report of condition.

                (c) The Note Trustee shall comply with section 310(b) of the TIA, provided that any indenture or indentures under which other securities of the Trustee are outstanding shall be excluded from the

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                                                                         PAGE 42

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     operation of section 310(b)(1) of the TIA for the purposes of paragraph (b) if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

          24.   NOTE TRUSTEE'S POWERS ADDITIONAL
          ----------------------------------------------------------------------

                The powers conferred upon the Note Trustee by this deed shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the US$ Notes.

          25.   SEVERABILITY OF PROVISIONS
          ----------------------------------------------------------------------

                Any provision of this deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this deed nor affect the validity or enforceability of that provision in any other jurisdiction.

          26.   NOTICES
          ----------------------------------------------------------------------

          26.1  GENERAL

                All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this deed:

                (a)  must be in writing;

                (b)  must be signed by an Authorised Signatory of the sender;
                     and

                (c)  will be taken to be duly given or made:

                     (i) (in the case of delivery in person or by post) when delivered, received or left at the address of the person shown in clause 26.2 or to any other address of which the sender may have been notified by the recipient;

                     (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 26.2 or any other number notified by the recipient to the sender in accordance with this clause under this clause 26, but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 5.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place. Any party may by notice to each party change its address and facsimile under this clause 26.1.

--------------------------------------------------------------------------------
                                                                         page 43

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

          26.2  DETAILS

                The address, facsimile and telex of each person to whom notices may be sent at the date of this deed are as follows:

                THE TRUSTEE

                PERPETUAL TRUSTEES CONSOLIDATED LIMITED

                Level 3, 39 Hunter Street,
                Sydney, New South Wales 2000

                [Tel:             9229 9000
                Fax:              9221 7870


                Attention:        Manager, Securitisation

                THE MANAGER

                CRUSADE MANAGEMENT LIMITED

                Level 11
                55 Market Street
                SYDNEY NSW 2000
                AUSTRALIA

                Tel:              612 9320 5605
                Fax:              612 9320 5586

                Attention:        Executive Manager, Securitisation

                THE PRINCIPAL PAYING AGENT

                BANKERS TRUST COMPANY

                123 Washington Street
                New York  New York  10006

                Tel:              [*]
                Fax:              [*]

                Attention:        Issuer Services

                THE CALCULATION AGENT

                BANKERS TRUST COMPANY

                123 Washington Street
                New York  New York  10006

                Tel:              [*]
                Fax:              [*]
                Attention:        Issuer Services

--------------------------------------------------------------------------------
                                                                         PAGE 44

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                THE NOTE TRUSTEE

                WILMINGTON TRUST COMPANY

                Rodney Square North
                1100 Market Street
                Wilmington Delaware 19890-0001

                Tel:              [*]
                Fax:              [*]
                Attention:        [*]

                THE SECURITY TRUSTEE

                P.T. LIMITED

                Level 7
                39 Hunter Street,
                SYDNEY, NSW 2000

                Tel:              [*]
                Fax:              [*]
                Attention:        [*]

          27.   GOVERNING LAW AND JURISDICTION
          ----------------------------------------------------------------------

                This deed and the Trust constituted under this deed are governed by the law of New South Wales, Australia. The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there.

          28.   COUNTERPARTS
          ----------------------------------------------------------------------

                This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

          29.   LIMITED RECOURSE
          ----------------------------------------------------------------------

          29.1  GENERAL

                Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this deed.

          29.2  LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

                (a) The Trustee enters into this Deed only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph (c) below, a liability arising under or in connection with this Deed or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or

--------------------------------------------------------------------------------
                                                                         PAGE 45

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Deed and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Deed or the Trust.

                (b) Subject to paragraph (c) below, no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust
                     Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

                (c) The provisions of this clause 29.2 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or Default.

                (d) It is acknowledged that the Relevant Parties are responsible under this Deed or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this
                     Deed) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

                (e) In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this Deed or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.

                (f) In this clause, RELEVANT PARTIES means each of the Manager, the Servicer, the Custodian, the Calculation Agent, each Paying Agent, the Note Trustee and the provider of any Support Facility.

                (g) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

          29.3  UNRESTRICTED REMEDIES

                Nothing in clause 29.2 limits any party in:

--------------------------------------------------------------------------------
                                                                         PAGE 46

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                (a) obtaining an injunction or other order to restrain any breach of this deed by any party;

                (b)  obtaining declaratory relief;

                (c) in relation to its rights under the Security Trust Deed or this Deed; or

                (d) taking any legal action against the Trustee in its personal capacity under clause 29.2(c).

          29.4  RESTRICTED REMEDIES

                Except as provided in clause 29.3, the Note Trustee shall not:

                (a) (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

                (b) (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Law (or any analogous provision under any other law) against the Trustee;

                (c) (WINDING UP) apply for the winding up or dissolution of the Trustee;

                (d) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

                (e) (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

                (f) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

                (g) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

                or take proceedings for any of the above and the Note Trustee waives its rights to make those applications and take those proceedings.

          30.   SUCCESSOR TRUSTEE
          ----------------------------------------------------------------------

                The Note Trustee shall do all things reasonably necessary of itself to enable any successor Trustee appointed under clause 20 of the Master Trust Deed to become the Note Trustee under this deed.

          31.   REIMBURSEMENT FOR THE COST OF INDEPENDENT ADVICE
          ----------------------------------------------------------------------

                Where the Note Trustee is required to express an opinion or make a determination or calculation under this deed or the other Transaction Documents, the Note Trustee may appoint or engage such independent advisors including any of the persons referred to in clause 13(a) as the Note Trustee reasonably requires to assist in the giving of that opinion or the making of that determination or calculation and any reasonable costs and expenses payable to those advisors will be reimbursed to the Note Trustee by the Trustee or if another person is expressly stated in the relevant provision in a Transaction Document, that person.

--------------------------------------------------------------------------------
                                                                              47

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

          32.   NO LIABILITY
          ----------------------------------------------------------------------

                Without limitation the Note Trustee shall not be liable (subject to the mandatory requirements of the TIA

                0 for:

                (a) any decline in the value or loss realised upon any sale or other disposition made under the Security Trust Deed of any Mortgaged Property (as defined in the Security Trust Deed) or any other property charged to the Security Trustee by any other person in respect of or relating to the obligations of any person in respect of the Trustee or the Secured Moneys (as defined in the Security Trust Deed) or relating in any way to the Mortgaged Property;

                (b) any decline or loss directly or indirectly arising from the Note Trustee acting or failing to act as a consequence of an opinion reached by it; and

                (c) any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, the Mortgaged Property or any deeds or documents of title thereto being uninsured or inadequately insured or being held by or to the order of the Servicer or any of its affiliates or by clearing organisations or their operator or by any person on behalf of the Security Trustee or the Note Trustee, except for the fraud, negligence, default or breach of trust of the Note Trustee.

          33.   INFORMATION MEMORANDUM
          ----------------------------------------------------------------------

                The Note Trustee has no responsibility for any statement or information in or omission from any information memorandum, advertisement, circular or other document issued by or on behalf of the Trustee or Manager, including in connection with the issue of US$ Notes. Neither the Trustee nor the Manager may publish or permit to be published any such document in connection with the offer of US$ Notes or an invitation for subscriptions for US$ Notes containing any statement which makes reference to the Note Trustee without the prior written consent of the Note Trustee, which consent must not be unreasonably withheld. In considering whether to give its consent, the Note Trustee is not required to take into account the interests of the Noteholders.

          34.   NOTE TRUSTEE'S LIMITED LIABILITY
          ----------------------------------------------------------------------

          34.1  RELIANCE ON CERTIFICATE

                The Note Trustee shall not incur any liability as a result of relying upon the authority, validity, due authorisation of, or the accuracy of any information contained in any notice, resolution, direction, consent, certificate, receipt, affidavit, statement, valuation report or other document or communication

--------------------------------------------------------------------------------
                                                                         PAGE 48

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                (including any of the above submitted or provided by the Manager, by the Trustee or by a US$ Noteholder) if the Note Trustee is entitled, under clause 34.2 to assume such authenticity, validity, due authorisation or accuracy.

                In preparing any notice, certificate, advice or proposal the Note Trustee shall be entitled to assume, unless it is actually aware to the contrary, that each person under any Authorised Investment, Support Facility, Receivable, Receivable Security, Related Securities, other Transaction Document or any other deed, agreement or arrangement incidental to any of the above or to the Trust, will perform their obligations under those documents in full by the due date and otherwise in accordance with their terms.

          34.2 NOTE TRUSTEE'S RELIANCE ON MANAGER, SECURITY TRUSTEE, TRUSTEE OR SERVICER

                (a) (AUTHORISED SIGNATORIES ARE SUFFICIENT EVIDENCE) Whenever any certificate, notice, proposal, direction, instruction, document or other communication is to be given to the Note Trustee, the Note Trustee may assume:

                     (i) the authenticity and validity of any signature in any such document and that such document has been duly authorised; and

                     (ii) the accuracy of any information contained in any such documents,

                     in either case unless the officers of the Note Trustee responsible for the administration of the trust constituted under this Deed (the NOTE TRUST) are actually aware to the contrary.

                (b) (NOTE TRUSTEE NOT LIABLE FOR LOSS) The Note Trustee shall not be responsible for any loss arising from any forgery or lack of authenticity or any act, neglect, mistake or discrepancy of the Manager, the Security Trustee, Trustee or the Servicer or any officer, employee, agent or delegate of the Manager, the Security Trustee, the Trustee or the Servicer in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Note Trustee responsible for the administration of the Note Trust are not actually aware of such forgery, lack of authenticity or validity, act, neglect, mistake or discrepancy.

          34.3  COMPLIANCE WITH LAWS

                The Note Trustee shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any applicable present or future law of any place or any applicable ordinance, rule, regulation or by law or of any applicable decree, order or judgment of any competent court or other tribunal, the Note Trustee shall be prohibited from doing or performing.

--------------------------------------------------------------------------------
                                                                         PAGE 49

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

          34.4  RELIANCE ON EXPERTS

                The Note Trustee may rely on and act on the opinion or statement or certificate or advice of or information obtained from the Security Trustee, the Servicer, the Trustee, barristers or solicitors (whether instructed by the Note Trustee or not), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters on which they are consulted and the Note Trustee shall not be liable for anything done or suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information except to the extent of losses, costs, claims or damages caused by the Note Trustee's fraud, negligence, default or breach of trust.

          34.5  OVERSIGHTS OF OTHERS

                Having regard to the limitations on the Note Trustee's duties, powers, authorities and discretions under this Deed, the Note Trustee shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of any person or agent appointed by the Note Trustee or on whom the Note Trustee is entitled to rely under this Deed (other than a Related Body Corporate), attorney, banker, receiver, barrister, solicitor, agent or other person acting as agent or adviser to the Note Trustee except to the extent of losses, costs, claims or damages caused by the Note Trustee's fraud, negligence, default or breach of trust, provided that nothing in this Deed or any other Transaction Document imposes any obligations on the Note Trustee to review or supervise the performance by any other party of its obligations.

          34.6  POWERS, AUTHORITIES AND DISCRETIONS

                Except as otherwise provided in this Deed and in the absence of fraud, negligence, default or breach of trust, the Note Trustee shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

          34.7  IMPOSSIBILITY OR IMPRACTICABILITY

                If for any other reason it becomes impossible or impracticable for it to carry out any or all of the provisions of this Deed or any other Transaction Document, the Note Trustee shall not be under any liability and, except to the extent of its own fraud, negligence, default or breach of trust, nor shall it incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by it or its officers, employees, agents or delegates.

          34.8  LEGAL AND OTHER PROCEEDINGS

                (a) (INDEMNITY FOR LEGAL COSTS) The Note Trustee or the US$ Noteholders acting under Clause 6.5 (as the case may be) (each an INDEMNIFIED PARTY) shall be indemnified by the Trustee (subject to clause 29) for all legal costs and disbursements on a full indemnity

--------------------------------------------------------------------------------
                                                                         PAGE 50

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     basis and all other cost, disbursements, outgoings and expenses incurred by the Indemnified Party in connection with:

                     (i) the enforcement or contemplated enforcement of, or preservation of rights under;

                     (ii) without limiting the generality of paragraph (i) above, the initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of; and

                     (iii) obtaining legal advice or opinions concerning or relating to the interpretation or construction of,

                     this Deed or any other Transaction Document or otherwise under or in respect of the Note Trust Deed provided that the enforcement, contemplated enforcement or preservation by the Note Trustee (as the case may be) of the rights referred to in paragraph (i) or the court proceedings referred to in paragraph (ii) (including in each case the defence of any action, suit, proceeding or dispute brought against the Indemnified Party), and the basis of incurring any of those costs, disbursements, outgoings and expenses by the Indemnified Party:

                     (iv) has been approved in advance by the written consent of the holders of at least 75% of the aggregate Invested Amount of the US$ Notes; or

                     (v) the Indemnified Party reasonably considers the incurring of those costs, disbursements, outgoings and expenses to be necessary.

                (b) (DEFENCE OF PROCEEDINGS ALLEGING NEGLIGENCE ETC.) The Indemnified Party shall be entitled to claim in respect of the above indemnity from the Trustee for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which fraud, negligence, default or breach of trust is alleged or claimed against it, but on the same being proved, accepted or admitted by it, it shall immediately repay to the Trust the amount previously paid by the Trustee to it in respect of that indemnity.

          34.9  NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.

                Except to the extent caused by the fraud, negligence, default or breach of trust on the Note Trustee's part or on the part of any of its officers or employees, or any agents or delegate, sub-agent, sub-delegate employed by the Note Trustee in accordance with this Deed (and where this Deed provides that the Note Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this Deed, the Note Trustee shall not be liable for any losses, costs, liabilities or claims arising from the failure to pay moneys on the due date for payment to any US$ Noteholder or any other person or for any loss howsoever caused in respect of any of the Trust or to any US$ Noteholder or other person. The Note Trustee is not obliged to take any action under this Deed unless it is indemnified to its reasonable satisfaction against all actions, proceedings,

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

         34.10  FURTHER LIMITATIONS ON NOTE TRUSTEE'S LIABILITY

                Subject to clause 34.2, the Note Trustee shall not be liable:

                (a) for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this Deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Note Trustee, or any of its officers or employees, or any agent, delegate, sub-agent, sub-delegate employed by the Note Trustee in accordance with this Deed (and where this Deed provides that the Note Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this Deed, constitutes fraud, negligence, default or breach of trust;

                (b) for any losses, costs, damages or expenses caused by its acting (in circumstances where this Deed requires it to act or contemplates that it may so act) on any instruction or direction given to it by:

                     (i) any US$ Noteholder under this Deed, any other Transaction Document or any other document;

                     (ii) by any person under a Support Facility, Receivable or Receivable Security,

                     except to the extent that it is caused by the fraud, negligence, default or breach of trust of the Note Trustee, or any of its officers or employees, or an agent or delegate employed by the Note Trustee in accordance with this Deed to carry out any transactions contemplated by this Deed;

                (c) for any Manager's Default, Servicer Transfer Event or Title Perfection Event;

                (d) without limiting the Note Trustee's obligations under the Transaction Documents, for any act, omission or default of the Servicer in relation to its servicing duties or its obligations under the Servicing Agreement;

                (e) without limiting the Note Trustee's obligations under the Transaction Documents, for any act, omission or default of the Custodian in relation to its custodial duties or its obligations under the Custodian Agreement;

                (f) without limiting the Note Trustee's obligations under the Transaction Documents, for any act, omission or default of the Security Trustee in relation to its obligations under the Transaction Documents;

                (g) without limiting the Note Trustee's obligations under the Transaction Documents, for any act, omission or default of a Paying Agent in relation to its obligations under the Transaction Documents;


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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
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                (h)  without limiting the Note Trustee's obligations under the
                     Transaction Documents, for any act, omission or default of the Calculation Agent in relation to its obligations under the Transaction Documents;

                (i) for the failure of a person to carry out an agreement with the Note Trustee in connection with the Trust; or

                (j) for any losses, costs, liabilities or expenses caused by the Note Trustee's failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the Manager, the Trustee, Security Trustee or the Servicer,

                except, in the case of paragraphs (c) to (j) (inclusive), to the extent that it is caused by the fraud, negligence, default or breach of trust of the Note Trustee.

                Nothing in this clause 34.10 alone (but without limiting the operation of any other clause of this Deed) shall imply a duty on the Note Trustee to supervise the Manager or the Security Trustee in the performance of the Manager's or the Security Trustee's functions and duties, and the exercise by the Manager or the Security Trustee of its discretions.

          34.11 CONFLICTS

                (a) (NOT LIABLE TO ACCOUNT) Note Trustee shall not be in any way liable to account to any US$ Noteholder or any other person for any profits or benefits (including any profit, bank charges, commission, exchange, brokerage and fees) made or derived under or in connection with any transaction or contract specified in paragraph (b) below.

                (b) (FIDUCIARY RELATIONSHIP) Note Trustee shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of its business or from undertaking any banking, financial, development, agency or other services including any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office or profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this Deed could or might have lawfully entered into if not a party to this Deed. Note Trustee shall not be accountable to any US$ Noteholder or any other person for any profits arising from any such contracts, transactions or offices.

          34.12 INFORMATION

                Except for notices and other documents and information (if any) expressed to be required to be furnished to any person by the Note Trustee under this Deed or any other Transaction Document, the Note Trustee shall not have any duty or responsibility to provide any person (including any US$ Noteholder) with any credit or other information concerning the affairs, financial condition or business of the Trust.

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
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          34.13 INVESTIGATION BY NOTE TRUSTEE

                Each Noteholder acknowledges that the Note Trustee has no duty, and is under no obligation, to investigate whether a Manager's Default, Servicer Transfer Event or Title Perfection Event has occurred in relation to the Trust other than where it has actual notice.

          35.   NOTEHOLDERS' LISTS AND REPORTS
          ----------------------------------------------------------------------

          35.1  PROVISION OF INFORMATION

                The Trustee (or the Manager on its behalf) will furnish or cause to be furnished to the Note Trustee:

                (a) every six months (with the first six month period commencing on the Closing Date) (each such date being a NOTICE DATE), a list, in such form as the Note Trustee may reasonably require, of the names and addresses of the US$ Noteholders as of the Record Date immediately preceding that Notice Date; and

                (b) at such other times as the Note Trustee may request in writing, within 30 days after receipt by the Manager with a copy provided to the Trustee of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished, provided that so long as:

                (c)  the Note Trustee is the Note Registrar; or

                (d)  the US$ Notes are Book-Entry Notes,

                no such list shall be required to be furnished.

          35.2  PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS

                (a) The Note Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the US$ Noteholders contained in the most recent list (if any) furnished to the Note Trustee as provided in clause 35.1 and if it acts as Note Registrar, the names and addresses of US$ Noteholders received by the Note Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such clause 35.1 upon receipt of a new list so furnished.

                (b) US$ Noteholders may communicate pursuant to section 312(b) of the TIA with other US$ Noteholders with respect to their rights under this Deed or under the US$ Notes.

                (c) The Trustee, Note Trustee and Note Registrar shall have the protection of section 312(c) of the TIA.

          35.3  REPORTS BY NOTE TRUSTEE

                If required by section 313(a) of the TIA, within 60 days after each 30 June, beginning with 30 June 2001, the Note Trustee shall mail to each US$

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                Noteholder, the Trustee and the Manager as required by section 313(c) of the TIA a brief report dated as of such date that complies with section 313(a) of the TIA. The Note Trustee also shall comply with section 313(b) of the TIA. A copy of each report at the time of its mailing to US$ Noteholders shall be filed by the Note Trustee with the Commission and each stock exchange, if any, on which the US$ Notes are listed. The Manager on behalf of the Trustee shall notify the Note Trustee if and when the US$ Notes are listed on any stock exchange.

          35.4  NOTICES TO US$ NOTEHOLDERS; WAIVER

                Where this deed provides for notice to US$ Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his or her address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to US$ Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular US$ Noteholder shall affect the sufficiency of such notice with respect to other US$ Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                Where this deed provides for notice in any manner, such notice may be waived in writing by any person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by US$ Noteholders shall be filed with the Note Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                In case, by reason of the suspension of regular mail services as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to US$ Noteholders when such notice is required to be given pursuant to any provision of this deed, then any manner of giving such notice as the Manager on behalf of the Trustee shall direct the Note Trustee shall be deemed to be a sufficient giving of such notice.

          35.6  REPORTS BY TRUSTEE

                The Trustee (or the Manager on its behalf) shall:

                (a) file with the Note Trustee, within 15 days after the Trustee is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Trustee may be required to file with the Commission pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934, as amended;

                (b) file with the Note Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Trustee with the conditions and

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     covenants of this deed as may be required from time to time by such rules and regulations; and

                (c) supply to the Note Trustee (and the Note Trustee shall transmit by mail to all US$ Noteholders described in section 313(c) of the TIA) such summaries of any information, documents and reports required to be filed by the Trustee pursuant to clauses (a) and (b) of this clause
                     35.5 as may be required by rules and regulations prescribed from time to time by the Commission.

          36.   TRUST INDENTURE ACT - MISCELLANEOUS
          ----------------------------------------------------------------------

          36.1  COMPLIANCE CERTIFICATES AND OPINIONS, ETC

              (a) Upon any application or request by the Trustee or the Manager to the Note Trustee to take any action under any provision of this deed, the Trustee (or the Manager on its behalf) shall furnish to the Note Trustee:

                     (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this deed relating to the proposed action have been complied with;

                     (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

                     (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of section 314(c)(3) of the TIA, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this deed, no additional certificate or opinion need be furnished.

              (b)    (i)    Prior to the deposit of any property or securities
                            with the Trustee that is to be made the basis for the release of any property or securities subject to the Security Interest created by the Security Trust
                            Deed, the Trustee (or the Manager on its behalf) shall, in addition to any obligation imposed in clause 36.1(a) or elsewhere in this deed, furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) of the property or securities to be so deposited.

                     (ii) Whenever any property or securities are to be released from the Security Interest created by the Security Trust Deed, the Trustee shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                            released and stating that in the opinion of such person the proposed release will not impair the security under the Security Trust Deed in contravention of the provisions of the Security Trust Deed or this deed.

                     (iii) Whenever the Trustee is required to furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraphs (i) and (ii), the Trustee (or the Manager on its behalf) shall also furnish to the Note Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities deposited or released from the Security Interest created by the Security Trust Deed since the commencement of the then current calendar year, as set forth in the certificate required by clause (ii) and this clause (iii), equals 10% or more of the Total Invested Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than [US$25,000] or less than one percent of the then Total Invested Amount of the Notes.

                            Notwithstanding any other provision of this clause, the Trustee may:

                            (A) collect, liquidate, sell or otherwise dispose of Receivables or other Assets of the Trust as and to the extent permitted or required by the Transaction Documents; and

                            (B) make or permit to be made cash payments out of the Collection Account or the US$ Account as and to the extent permitted or required by the Transaction Documents.

                (c) Every Officer's Certificate or opinion with respect to compliance with a condition or covenant provided for in this deed shall include:

                     (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                     (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                     (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                     (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
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          36.2  UNDERTAKING FOR COSTS

                (a) Subject to paragraph (b), all parties to this deed agree, and each US$ Noteholder by such US$ Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this deed, or in any suit against the Note Trustee for any action taken, suffered or omitted by it as the Note Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

                (b)  The provisions of this clause shall not apply to:

                     (i)    any suit instituted by the Note Trustee;

                     (ii) any suit instituted by any US$ Noteholder, or group of US$ Noteholders in each case holding in the aggregate more than 10% of the aggregate Invested Amount of the US$ Notes; or

                     (iii) any suit instituted by any US$ Noteholder for the enforcement of the payment of principal or interest on any US$ Note on or after the respective due dates expressed in such US$ Note and in this deed (or, in the case of final redemption of a US$ Note, on or after the Final Maturity Date).

          36.3  EXCLUSION OF SECTION 316

                (a) Section 316(a)(1) of the TIA is expressly excluded by this deed.

                (b) For the purposes of section 316(a)(2) of the TIA in determining whether any US$ Noteholders have concurred in any relevant direction or consent, Notes owned by the Trustee or by any Associate of the Trustee, shall be disregarded, except that for the purposes of determining whether the Note Trustee shall be protected in relying on any such direction or consent, only US$ Notes which the Note Trustee knows are so owned shall be so disregarded.

          36.4 UNCONDITIONAL RIGHTS OF US$ NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST

                Notwithstanding any other provisions in this deed, any US$ Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such US$ Note on or after the respective due dates thereof expressed in such US$ Note or in this deed (or, in the case of final redemption of a Note, on or after the Final Maturity Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such US$ Noteholder, except to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the Security Interest created by the Security Trust Deed upon any property subject to such Security Interest.

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

          36.5  CONFLICT WITH TRUST INDENTURE ACT

                If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall prevail.

                The provisions of section 310 to 317 (inclusive) of the TIA that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this deed) are a part of and govern this deed, whether or not contained herein.

          37.   CONSENT OF US$ NOTEHOLDERS
          ----------------------------------------------------------------------

          37.1  GENERAL

                Except as expressly provided in elsewhere in this deed or in clause 37.2 below, any action that may be taken by the US$ Noteholders under this deed may be taken by registered holders of not less than a majority of the aggregate Invested Amount of US$ Notes.

          37.2  SPECIAL WRITTEN APPROVALS

              (a) The following matters are only capable of being effected by the approval in writing of holders of at least 75% of the aggregate Invested Amount of the US$ Notes, namely:

                     (i) modification of the date fixed for final maturity of the US$ Notes;

                     (ii) reduction or cancellation of the principal payable on the US$ Notes or any alteration of the date or priority of redemption of the US$ Notes;

                     (iii) alteration of the amount of interest payable on any class of the US$ Notes or modification of the method of calculating the amount of interest payable on the US$ Notes or modification of the date of payment of or interest payable on the US$ Notes;

                     (iv) alteration of the currency in which payments under the US$ Notes are to be made;

                     (v) altering the required percentage of aggregate Invested Amount required to consent or take any action of the US$ Notes;

                     (vi)   alteration of this sub-paragraph.

              (b) Subject to paragraph (c) the Noteholders shall in addition to the powers given under this deed have the following powers if approval is given by holders of at least 75% of the aggregate Invested Amount of the US$ Notes, as appropriate,

                     (i) power to sanction any compromise or arrangement proposed to be made between the Trustee and the US$ Noteholders;

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                                                                         PAGE 59

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                     (ii) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the US$ Noteholders against the Trustee or against any of its property or against any other person whether such rights shall arise under these presents, any of the Notes or otherwise;

                     (iii) power to assent to any modification of the provisions contained in these presents, the US$ Notes (including the Conditions) or the provisions of any of the Relevant Documents which shall be proposed by the Trustee or the Note Trustee;

                     (iv) power to give any authority or sanction which under the provisions of these presents or the US$ Notes (including the Conditions) is required to be given by, in writing by holders of at least 75% of the aggregate Invested Amount of the US$ Notes;

                     (v) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being under this deed;

                     (vi) power to discharge or exonerate the Note Trustee from all liability in respect of any act or omission for which the Note Trustee may have become responsible under this deed or under the US$ Notes;

                     (vii) power to authorise the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to the approval in writing by holders of at least 75% of the aggregate Invested Amount of the US$ Notes;

                     (viii) power to sanction any scheme or proposal for the
                            exchange or sale of the US$ Notes, as the case may be, for, or the conversion of the US$ Notes, into, or the cancellation of the US$ Notes, in consideration of shares, stock, notes, bonds' debentures, debenture stock and/or other obligations and/or securities of the Trustee or of any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash.

          37.3  REQUIREMENT FOR WRITING

                Except as expressly provided elsewhere in this deed, all notices and consents from US$ Noteholders and US$ Note Owners shall be delivered in writing. Any solicitation of such notices or consent shall be in writing and be delivered by the Trustee, Manager or Note Trustee, as applicable, seeking such notice or consent form the US$ Noteholders or US$ Note Owners to the Principal Paying Agent, who shall deliver the foregoing to the appropriate US$ Noteholders or US$ Note Owners. With respect to any solicitation of

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                                                                         PAGE 60

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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

                approval of US$ Noteholders, the record date for determining US$ Noteholders with respect to such solicitation shall be the date upon which the Principal Paying Agent distributes such notices or solicitation to the US$ Noteholders.

EXECUTED as a deed in New York.

Each attorney executing this deed states that he or she has no notice of, alteration to, or revocation or suspension of, his or her power of attorney.

TRUSTEE

SIGNED on behalf of                   )
PERPETUAL TRUSTEES                    )
CONSOLIDATED LIMITED                  )
(ABN 81 004 029 841)                  )
by its attorney under the Power of    )
Attorney dated                        )
in the presence of:                   )
                                            ------------------------------------
                                            Signature

----------------------------------------    ------------------------------------
Witness                                     Print name


----------------------------------------
Print name


MANAGER
SIGNED, SEALED AND                    )
DELIVERED on behalf of                )
CRUSADE MANAGEMENT                    )
LIMITED                               )
by its attorney under the Power of    )
Attorney dated                        )
in the presence of:                   )

                                            ------------------------------------
                                            Signature

----------------------------------------    ------------------------------------
Witness                                     Print name


----------------------------------------
Print name


--------------------------------------------------------------------------------
                                                                         PAGE 61

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

NOTE TRUSTEE

SIGNED, SEALED AND                       )
DELIVERED on behalf of                   )
WILMINGTON TRUST COMPANY                 )
                                         )
by its attorney under the Power of       )
Attorney dated                           )
in the presence of:                      )
                                           -------------------------------------
                                           Signature


----------------------------------------   -------------------------------------
Witness                                    Print name


----------------------------------------
Print name


PRINCIPAL PAYING AGENT

SIGNED, SEALED AND                       )
DELIVERED on behalf of                   )
BANKERS TRUST COMPANY                    )
by its attorney under the Power of       )
Attorney dated                           )
in the presence of:                      )

                                           -------------------------------------
                                           Signature


----------------------------------------   -------------------------------------
Witness                                    Print name


----------------------------------------
Print name

CALCULATION AGENT

SIGNED, SEALED AND                       )
DELIVERED on behalf of                   )
BANKERS TRUST COMPANY                    )
by its attorney under the Power of       )
Attorney dated                           )
in the presence of:                      )

                                          --------------------------------------
                                          Signature


---------------------------------------   --------------------------------------
Witness                                   Print name


---------------------------------------
Print name


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                                                                         PAGE 62


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NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


SECURITY TRUSTEE

SIGNED, SEALED AND                       )
DELIVERED on behalf of                   )
P.T. LIMITED                             )
by its attorney under the Power of       )
Attorney dated                           )
in the presence of:                      )
                                            ------------------------------------
                                            Signature


-----------------------------------------   ------------------------------------
Witness                                     Print name


-----------------------------------------
Print name

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                                                                         PAGE 63

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

SCHEDULE 1

FORM BOOK-ENTRY NOTE
--------------------------------------------------------------------------------

REGISTERED                                  CUSIP No
No. R-                                      ISIN No.
                                            Common Code

Unless this Note is presented by an authorised representative of The Depository Trust Company, a New York corporation (DTC), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorised representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorised representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                              (ABN 81 004 029 841)

 (a limited liability company incorporated under the law of Victoria, Australia)

      in its capacity as trustee of the Crusade Global Trust No. 1 of 2001

                                 BOOK-ENTRY NOTE

                                  representing

                                  US$[NUMBER]**

  Class [A-1/A-2] Mortgage Backed Floating Rate Notes Due on the Final Maturity
                          Date falling in January 2032

This Note is a Class [A-1/A-2] Book-Entry Note without principal or interest in respect of a duly authorised issue of Notes of Perpetual Trustees Consolidated Limited in its capacity as trustee of the Crusade Global Trust No. 1 of 2001 (the "TRUST") (the "ISSUER"), designated as specified in the title above (the "NOTES"), in an initial aggregate principal amount of

                                [ ]** (US$ [ ])**

and (a) constituted by a Master Trust Deed (the "MASTER TRUST DEED") dated 14 March 1998 between the Issuer, St.George Bank Limited and Crusade Management Limited (the "MANAGER"), by a Supplementary Terms Notice (the "SUPPLEMENTARY TERMS NOTICE") dated [*] 2001 between (among others) the Issuer, the Security Trustee (as defined herein), St.George Custodial Pty Limited, [Bankers Trust Company] (the note trustee for the time being referred to as the "NOTE TRUSTEE") as trustee for the holders for the time being of the Class [A-1/A-2] Notes (the "CLASS

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                                                                         PAGE 64

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

[A-1/A-2] NOTEHOLDERS") and the Manager, and by the Conditions; (b) issued subject to a Note Trust Deed dated [*] 2001 (the "NOTE TRUST DEED") between (among others) the Issuer, the Manager and the Note Trustee; and (c) secured by a Security Trust Deed (the "SECURITY TRUST DEED") dated [*] 2001 between the Issuer, the Manager, the Note Trustee and P.T. Limited (ABN 67 004 454 666) (the "SECURITY TRUSTEE"), which expression shall include its successor for the time being as security trustee under the Security Trust Deed). References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the US$ Notes set out in Schedule 3 to the Note Trust Deed but with the deletion of those provisions which are applicable only to US$ Notes in definitive form. Terms and expressions defined in the Note Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Notes under Clause 3.3 of the Note Trust Deed this Class [A-1/A-2] Book-Entry Note will be exchangeable in whole at the offices of the Principal Paying Agent at 1761 East Street, Andrew Place, Santa Ana, California 92705, (or such other place outside Australia and any of its respective territories and possessions and other areas subject to jurisdictions as the Note Trustee may agree) for Class [A-1/A-2]Definitive Notes and the Issuer shall execute and procure that the Principal Paying Agent authenticates and delivers in full exchange for this Class [A-1/A-2] Book-Entry Note, Class [A-1/A-2] Definitive Notes in aggregate principal amount equal to the Amount of all Class [A-1/A-2] Notes represented by this Class [A-1/A-2] Book-Entry Note. The Issuer is not obliged to issue Definitive Notes until 30 days after the occurrence of an event set out in clause 3.3 of the Note Trust Deed.

The Issuer, in its capacity as trustee of the Trust, subject to this US$ Book-Entry Note and subject to and in accordance with the Conditions and the Note Trust Deed promises to pay to Cede & Co., or registered assigns of this Class [A-1/A-2] Book-Entry Note the principal sum of US$[WORDS]** (US$[NUMBER])** or such lesser amount as may from time to time be represented by this Class [A-1/A-2] Book-Entry Note (or such part of that amount as may become repayable under the Conditions, the Supplementary Terms Notice and the Note Trust Deed) on such date(s) that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Supplementary Terms Notice and the Note Trust Deed and to pay interest in arrears on each Quarterly Payment Date (as defined in Condition 4) on the Invested Amount (as defined in Condition 5(a)) of this Class [A-1/A-2] Book-Entry Note at rates determined in accordance with Class [A-1/A-2] Condition 4 and all subject to and in accordance with the certification requirements described in this Class [A-1/A-2] Book-Entry Note, the Conditions, the Supplementary Terms Notice and the Note Trust Deed, which shall be binding on the registered holder of this Class [A-1/A-2] Book-Entry Note (as if references in the Conditions to the Notes and the Noteholders were references to this Class [A-1/A-2] Book-Entry Note and the registered holder of this Class [A-1/A-2] Book-Entry Note respectively and as if the same had been set out in this Class [A-1/A-2] Book-Entry Note in full with all necessary changes, except as otherwise provided in this Class [A-1/A-2] Book-Entry Note).

Payments of interest on this Class [A-1/A-2] Note due and payable on each Quarterly Payment Date, together with the instalment of principal, if any, shall be payable to the nominee of the Common Depository (initially, such nominee to be


--------------------------------------------------------------------------------
                                                                         PAGE 65

Cede & Co.). No payment of interest or principal may be made by the Issuer or any Paying Agent in the Commonwealth of Australia or its possessions or into a bank account or to an address in the Commonwealth of Australia. Each of the persons appearing from time to time in the records of DTC, as the holder of a beneficial interest in a Class [A-1/A-2] Note will be entitled to receive any payment so made in respect of that Class [A-1/A-2] Note in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the Class [A-1/A-2] Notes which must be made by the holder of this Class [A-1/A-2] Book-Entry Note, for so long as this Class [A-1/A-2] Book-Entry Note is outstanding.

On any payment of principal and/or interest on the Class [A-1/A-2] Notes as set out above details of that payment shall be endorsed by or on behalf of the Issuer in the Note Register and, in the case of payments of principal, the Invested Amount of the Class [A-1/A-2] Notes shall be reduced for all purposes by the amount so paid and endorsed in the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

If the Issuer is obliged to issue Definitive Notes under Clause 3.3 of the Note Trust Deed, the Book-Entry Notes will be surrendered to the Trustee by the Clearing Agency and the Clearing Agency will deliver the relevant registration instructions to the Trustee. Definitive Notes shall be executed by the Trustee and authenticated by the Principal Paying Agent and delivered as per the instructions of the Clearing Agency.

The US$ Definitive Notes to be issued on that exchange will be in registered form each in the denomination of US$100,000 or integral multiples thereof. If the Issuer fails to meet its obligations to issue US$ Definitive Notes, this shall be without prejudice to the Issuer's obligations with respect to the Notes under the Note Trust Deed, the Master Trust Deed, the Supplementary Terms Notice and this US$ Book-Entry Note.

On an exchange of this Class [A-1/A-2] Book-Entry Note, this Class [A-1/A-2] Book-Entry Note shall be surrendered to the Principal Paying Agent.

This Class [A-1/A-2] Book-Entry Note shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an Authorised Signatory of the Principal Paying Agent (as defined in the Supplementary Terms Notice).

This Class [A-1/A-2] Book-Entry Note is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Class [A-1/A-2]Book-Entry Note to be signed [manually/in facsimile] by a person duly authorised on its behalf

Perpetual Trustees Consolidated Limited in its capacity as trustee of the Crusade Global Trust No. 1 of 2001

By:
   ------------------------------------
   Authorised Signatory


--------------------------------------------------------------------------------
                                                                         PAGE 66

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

IMPORTANT NOTICE:

(a) The Notes do not represent deposits or other liabilities of St.George Bank Limited, ABN 92 055 513 070 ("ST.GEORGE") or associates of St.George.

(b) The holding of Notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested.

(c) Neither St.George, any associate of St.George, Perpetual Trustees Consolidated Limited, the Security Trustee, the Note Trustee nor any Note Manager in any way stands behind the capital value and/or performance of the Notes or the assets of the Trust except to the limited extent provided in the Transaction Documents for the Trust.

(d) None of St.George, Perpetual Trustees Consolidated Limited, the Custodian (as defined in the Supplementary Terms Notice), the Servicer (as defined in the Supplementary Terms Notice), the Manager, the Security Trustee, the Note Trustee, the Standby Guarantor (as defined in the Supplementary Terms Notice), Deutsche Bank AG in its capacity as standby provider of an Interest Hedge (as defined in the Supplementary Terms Notice), the Currency Swap Provider (as defined in the Supplementary Terms Notice) or any of the Note Managers (as defined in the Supplementary Terms Notice) guarantees the payment of interest or the repayment of principal due on the Notes.

(e) None of the obligations of the Issuer or the Manager are guaranteed in any way by St.George or any associate of St.George or associate of Perpetual Trustees Consolidated Limited.

(f) Without limiting the Conditions, the Issuer's liability to make payments in respect of the Notes is limited to its right of indemnity from the assets of the Trust from time to time available to make such payments under the Master Trust Deed and Supplementary Terms Notice. All claims against the Issuer in relation to the Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or Default (as defined in the Master Trust Deed) on the part of the Issuer.

(g) The Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

                          CERTIFICATE OF AUTHENTICATION

This Class [A-1/A-2] Book-Entry Note is to be authenticated by Bankers Trust Company and until so authenticated shall not be valid for any purpose.

BANKERS TRUST COMPANY as Principal Paying Agent

--------------------------------------------------------------------------------
                                                                         PAGE 67

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

ASSIGNMENT
--------------------------------------------------------------------------------

Social Security or taxpayer I.D. or other identifying number of assignee



--------------------------------------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints


--------------------------------------------------------------------------------
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
          ----------------------          ----------------------------------
                                          Signature Guaranteed:

Dated:
          ----------------------          ----------------------------------
                                          Signatures must be guaranteed by an
                                          "eligible guarantor institution"
                                          meeting the requirements of the Note
                                          Registrar, which requirements include
                                          membership or participation in STAMP
                                          or such other "signature guarantee
                                          program" as may be determined by the
                                          Note Registrar in addition to, or in
                                          substitution for, STAMP, all in
                                          accordance with the Securities
                                          Exchange Act of 1934, as amended.

--------------------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.


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                                                                         PAGE 68

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

SCHEDULE 2

INFORMATION TO BE CONTAINED IN NOTEHOLDER'S REPORT
--------------------------------------------------------------------------------

The following information is to be included in each Noteholder's Report

(i)      the Invested Amount and the Stated Amount of each Class of Notes;

(ii) the Interest Payments and principal distributions on each Class of Notes;

(iii)    the Available Income;

(iv)     the Total Available Funds;

(v)      the aggregate of all Redraws made during that Collection Period;

(vi)     the Redraw Shortfall;

(vii)    the Payment Shortfall (if any);

(viii) the Principal Draw (if any) for that Collection Period, together with all Principal Draws made before the start of that Collection Period and not repaid;

(ix) the Liquidity Draw, if any, for that Collection Period together with all Liquidity Draws made before the start of that Collection Period and not repaid;

(x)      the Gross Principal Collections;

(xi)     the Principal Collections;

(xii)    the Liquidity Shortfall (if any);

(xiii)   the Remaining Liquidity Shortfall (if any);

(xiv)    the Principal Charge Off (if any);

(xv)     the Class A Bond Factor, the Class B Bond Factor and the Class C Bond
         Factor;

(xvi) the Class A Charge Offs, the Class B Charge Offs, the Class C Charge Offs and the Redraw Charge Offs (if any);

(xvii)   all Carryover Charge Offs (if any);

(xviii)  if required, the Threshold Rate at that Collection Determination Date;

(xix) the relevant Interest Rate, as at the first day of the related Interest Period ending immediately after that Collection Determination Date as calculated by the Agent Bank;

(xx)     scheduled and unscheduled payments of principal on the Housing Loans;

(xxi) aggregate Balances Outstanding of Fixed Rate Housing Loans and aggregate Balances Outstanding of Variable Rate Housing Loans; and

(xxii)   delinquency statistics with respect to the Housing Loans.

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                                                                         PAGE 69

NOTE TRUST DEED                                            ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

SCHEDULE 3 : TERMS AND CONDITIONS OF THE US$ NOTES